EXHIBIT 99.1
G REIT, INC.
REVISED PRIOR PERFORMANCE TABLES
EXPLANATORY NOTE
     As previously disclosed in the public filings of G REIT, Inc., or the Company, the prior performance information included in the Company’s prospectuses dated July 22, 2002 through January 23, 2004 and delivered to investors who purchased an aggregate of 43,865,000 shares of the Company’s common stock in public offerings, or the Prospectuses, contained certain errors. In these Prospectuses, the Company presented information on the prior performance of other real estate investment programs advised, sponsored or managed by Triple Net Properties, LLC, the Company’s advisor, or the Advisor. Certain of the prior performance tables contained in the Prospectuses, or the Historical Tables, contained errors which in some cases had the effect of misstating the revenue generated by, and other financial data of, these programs. The Advisor, with the assistance of outside financial consultants, has reviewed the Historical Tables and has provided this revised prior performance information, or the Revised Prior Performance Tables, to revise the incorrect information in the Prospectuses.
     Included in Appendix A hereto is a Prior Performance Summary that describes the historical experience of the various real estate investment programs sponsored by the Advisor, including the various properties owned by each program. As more fully explained therein, the referenced programs sponsored by the Advisor are either (1) public programs that are required to file public reports with the Securities and Exchange Commission, or SEC, or (2) private programs that have no public reporting requirements. The Prior Performance Summary contained in Appendix A hereto is similar to the Prior Performance Summaries included in each of the Prospectuses. However, the Prior Performance Summary contained in Appendix A hereto has been revised to reflect the Advisor’s current performance data reporting methodology and procedures, some of which may have changed since the time of the Prospectuses.
     Included in Appendix B hereto are the prior performance tables that have been revised to correct the errors the Advisor has identified, as well as to reflect certain adjustments the Advisor has made to the presentation of the data for greater conformity and consistency in reporting the performance of its programs. We refer to these revised prior performance tables as the “revised tables.” In the revised tables, the results of the programs have been separated and aggregated into public programs and private programs. Certain programs that were included in the historical tables have been omitted in the revised tables because they were either never offered through the broker dealer sales network or had not as of June 30, 2003 raised the minimum offering amount to acquire real estate specified in the applicable private placement memorandums, or because they were not truly “at risk” equity investments. For example, the securities issued in the notes programs that appeared in the historical tables are debt instruments with a guaranteed return of principal and interest by the Advisor, and have accordingly been excluded from the revised tables. Programs that appeared in the historical tables but that have been excluded from the revised tables are NNN Horizon Fund, LLC, NNN 2004 Notes Program, LLC, NNN 2005 Notes Program LLC, NNN Gateway Aurora, LLC, VC/RE Balanced Fund II, LLC, NNN Union Square, LLC, NNN 2006 Notes Program, LLC, NNN Jamboree Promenade, LLC, NNN Jefferson Square, LLC, NNN Arapahoe Business Park, LLC and NNN 901 Corporate, LLC.
     One error that has been corrected in the revised tables was the suggestion in the historical tables that all performance data for the public and private programs sponsored by the Advisor were presented in accordance with Generally Accepted Accounting Principles in the United States, or GAAP. As more fully explained in the Prior Performance Summary, while certain of the Advisor’s programs are required to report their results in accordance with GAAP, most of the private programs sponsored by the Advisor can and do report their results on an income tax basis. The Prior Performance Summary in Appendix A hereto clarifies which program data in the revised tables are reported in accordance with GAAP and which are reported on an income tax basis.

     As more fully explained in the Prior Performance Summary, some of the programs sponsored by the Advisor own less than 100% of one or more of the properties in which they have invested. Another issue in the historical tables was the presentation of the results of operations for each entire property, without regard to any private program’s actual percentage ownership of property or an affiliated program’s ownership within the private program. The revised tables in Appendix B hereto now present private program results rather than property results, and where the Advisor’s private program owns less than 100% of a property, the results in the revised tables reflect only the results allocable to the program’s ownership interest in the property. The revised tables and the Prior Performance Summary in Appendix A also now include more detailed disclosures regarding affiliated program ownership in the private programs.
     In addition to the correction of these and various other errors appearing in the historical tables and the change to present program-level rather than property-level data, the revised tables contain various adjustments reflecting the Advisor’s current methodology used to prepare and report performance data. For example, the presentation of depreciation and amortization expenses in the historical tables were based on schedules for book depreciation maintained by the Advisor. While for some programs the schedules utilized different asset classifications and asset lives than the Advisor reflected on the tax returns prepared and filed by the limited liability companies, or LLCs, formed to hold the properties, the Advisor’s goal was to present the depreciation and amortization data in a manner reflecting that the majority of the interests in certain of these properties were held by tenants in common, or TICs. Because many TICs acquire their interests in these properties in tax-deferred exchanges, they typically have asset classifications, lives and adjusted bases that differ markedly from those used in the LLC income tax returns, and the Advisor’s presentation of depreciation and amortization expenses in the historical tables attempted to account for these differences. The Advisor has since concluded that it is not practical to reflect representative TIC depreciation and amortization data due to the widely different individual tax bases held by the TICs, and has accordingly changed its methodology in presenting depreciation and amortization to reflect the only verifiable tax basis depreciation and amortization expense, which is based on the LLC tax return. As described above, the depreciation and amortization data presented in the revised tables do not necessarily reflect the depreciation and amortization that an individual TIC would experience. For example, for an individual TIC with a lower basis in the property than the basis held by the LLC, relying on the approximated depreciation and amortization from the LLC tax return generally results in an overstatement of the depreciation and amortization that the TIC would experience.

APPENDIX A

APPENDIX A
PRIOR PERFORMANCE SUMMARY
      The information presented in the Prior Performance Summary, or Summary, represents the historical experience of real estate programs managed by our Advisor through June 30, 2003. Investors in our Advisor’s programs should not assume that they will experience returns, if any, comparable to those experienced by investors in these prior real estate programs. References in the Summary to “we,” “us,” “our” and “ours” refer to G REIT, Inc., and references to “our Advisor” or “the Advisor” refer to Triple Net Properties, LLC.
      As of June 30, 2003, our Advisor served as an advisor, sponsor or manager to 53 real estate investment programs formed for the purpose of acquiring and operating commercial real estate properties, primarily consisting of retail, office and industrial buildings. The programs are either (1) public programs that are required to file public reports with the Securities and Exchange Commission, or SEC, or (2) private programs that have no public reporting requirements. As of June 30, 2003, there were three public programs and 50 private programs.(1)
      Each of the private programs begins with the formation of a limited liability company, or an LLC, to acquire the property. The LLC may sell investor, or membership, units; investors that purchase membership units thus acquire an indirect interest in the property through their equity interest in the LLC. Simultaneously with the acquisition of the property, the LLC may also sell undivided tenant-in-common, or TIC, interests directly in the property. A TIC interest is not an interest in any entity, but rather a direct real property interest. A TIC may be an individual or an entity such as a limited liability company. Typically, the TICs are involved in tax-deferred exchanges structured to comply with the requirements of Section 1031 of the Internal Revenue Code, whereas the cash purchase of LLC membership units does not meet the requirements of Section 1031, although the LLC’s interest in the underlying real property interest will also be a TIC interest.
      Each private program bears the same name as the respective LLC formed to acquire the property and may include both the sale of interests in the LLC and the individual TIC interests. Thus the LLC is the de-facto identity of the private program and may acquire either an entire or a partial interest in a property. When a private program owns 100% of a property and all funds are raised from TICs and members of the LLC, the private program is referred to by our Advisor as a “Simple Ownership Structure.” Conversely, if the program only owns a partial interest in the property or some portion of the funds are raised through one of the public programs which are advised or managed by our Advisor, it is referred to by our Advisor as a “Complex Ownership Structure.” The public programs include two real estate investment trusts that are corporations, G REIT, Inc. and T REIT, Inc., and one limited liability company, NNN 2002 Value Fund, LLC, each of which may acquire wholly-owned or partial interests in real estate properties. When a public program purchases a partial interest in a property that is also partially owned by a private program, the public program may invest either directly in the private program (by investing in the LLC or by purchasing TIC interests) or outside of the private program by purchasing an interest in the property directly from the seller.
      In either the Complex or Simple Ownership Structure, the LLC may or may not retain an interest in the property after the program is closed, depending on whether the program is able to sell the entire interest of the property to TIC investors. If the LLC retains an ownership interest in the program, it does so as a TIC.
      Our Advisor maintains the day-to-day accounting for the LLC as well as the books and records for the property. In addition, our Advisor is required to report financial data pertinent to the operation of each

      1 While NNN 2002 Value Fund, LLC was presented as a private program in the historical Summary and Prior Performance Tables, it is presented in the revised Summary and Prior Performance Tables as a public program reporting its results on a GAAP basis.

program and is responsible for the timely filing of the LLC’s income tax return as well as providing year-end tax basis income and expense information to the TICs.
      In some instances, the program owns an entire property, as in a Simple Ownership Structure, and the entire operation of the property is attributable to the program. In other instances, where the program owns a portion of a property or has affiliated ownership within the program, as in a Complex Ownership Structure, further allocations and disclosure are required to clarify the appropriate portions of the property’s performance attributable to the various ownership interests.
      Our Advisor presents the data in Prior Performance Table III for each program on either a “GAAP basis” or an “income tax basis” depending on the reporting requirements of the particular program. In compliance with the SEC reporting requirements, the Table III presentation of Revenues, Expenses and Net Income for the public programs has been prepared and presented by our Advisor in conformity with accounting principals generally accepted in the Unites States of America, or GAAP, which incorporate accrual basis accounting. Our Advisor presents Table III for all private programs on an income tax basis (which can in turn be presented on either a cash basis or accrual basis), as the only applicable reporting requirement is for the year-end tax information provided to each investor. Because it is a corporation, Western Real Estate Investment Trust, Inc., or WREIT, is the only private program for which our Advisor reports and presents Table III data in accordance with the accrual method of accounting for income tax purposes. The Table III data for all other private programs (which are generally formed using LLCs) are prepared and presented by our Advisor in accordance with the cash method of accounting for income tax purposes. This is because most, if not all, of the investors in these private programs are individuals required to report to the Internal Revenue Service using the cash method of accounting for income tax purposes, and the LLCs are required to report on this basis when more than 50% of their investors are taxpayers that report using the cash method of accounting for income tax purposes. When GAAP-basis affiliates invest in a private program, as in a Complex Ownership Structure, the ownership presentation in the tables is made in accordance with the cash method of accounting for income tax purposes. This presentation is made for consistency and to present results meaningful to the typical individual investor that invests in an LLC.
      While SEC rules and regulations allow our Advisor to record and report results for its private programs on an income tax basis, investors should understand that the results of these private programs may be different if they were reported on a GAAP basis. Some of the major differences between GAAP accounting and income tax accounting (and, where applicable, between cash basis and accrual basis income tax accounting) that impact the accounting for investments in real estate are described in the following paragraphs:

•	The primary difference between the cash methods of accounting and accrual methods (both GAAP and the accrual method of accounting for income tax purposes) is that the cash method of accounting generally reports income when received and expenses when paid while the accrual method generally requires income to be recorded when earned and expenses recognized when incurred.

•	GAAP requires that, when reporting lease revenue, the minimum annual rental revenue be recognized on a straight-line basis over the term of the related lease, whereas the cash method of accounting for income tax purposes requires recognition of income when cash payments are actually received from tenants, and the accrual method of accounting for income tax purposes requires recognition of income when the income is earned pursuant to the lease contract.

•	GAAP requires that when an asset is considered held for sale, depreciation ceases to be recognized on that asset, whereas for income tax purposes, depreciation continues until the asset either is sold or is no longer in service.

•	GAAP requires that when a building is purchased certain intangible assets (such as above- and below-market leases, tenant relationships and in-place lease costs) are allocated separately from the building and are amortized over significantly shorter lives than the depreciation recognized on the building. These intangible assets are not recognized for income tax purposes and are not allocated separately from the building for purposes of tax depreciation.

•	GAAP requires that an asset is considered impaired when the carrying amount of the asset is greater than the sum of the future undiscounted cash flows expected to be generated by the asset, and an impairment loss must then be recognized to decrease the value of the asset to its fair value. For income tax purposes, losses are generally not recognized until the asset has been sold to an unrelated party or otherwise disposed of in an arm’s length transaction.

      When the private program owns 100% of the property and the entire fund is raised from TICs and LLC members investing directly in the private program, 100% of the private program’s operating results are presented for the relevant years.
      When a private program directly invests in and owns a partial interest in the property (as an example, 75%) and the remaining interest of the property (25%) is owned outside of the program by a public program, only the operating results relating to the private program ownership in the property (75%) are presented for the relevant years. The allocation is based on the private program’s effective ownership in the property.
      When a private program acquires 100% interest in the property but is jointly owned by a public entity investing directly in the private program, 100% of the private program’s operating results will be presented for the relevant years on a cash income tax basis. The affiliated ownership portion of the equity is eliminated in aggregation of all private programs reporting on a cash income tax basis. In such cases Table III also presents the unaffiliated equity for informational purposes only.
References in the Summary

•	References to unaffiliated members and to unaffiliated TICs refer to investors that hold membership units in a program LLC or a TIC interest in a program property, as applicable, but that are not otherwise affiliated with our Advisor, Triple Net Properties, LLC.

•	References in the Summary to Mr. Thompson refer to Anthony W. Thompson, who served as the chairman, chief executive officer and president of G REIT during our offerings. Mr. Thompson was also the chairman, chief executive officer, president and 35% owner of our Advisor during our offerings.

•	References in the Summary to shareholders of our Advisor refer to individuals or entities that have a membership interest in our Advisor of less then 7%.

•	References in the Summary to Realty refer to Triple Net Properties Realty, Inc., of which Mr. Thompson served as chairman, chief executive officer and president and owned 100% during our offerings. When Realty receives a real estate commission as part of the sale of a property, 75% of that commission is passed through to our Advisor pursuant to an agreement between our Advisor and Realty.

•	References in the Summary to loans from affiliates of our Advisor refer to loans from Cunningham Lending Group, LLC, which is 100% owned by Mr. Thompson, NNN 2004 Notes Program or NNN 2005 Notes Program. Loans made by these entities are unsecured loans which were not negotiated at arms length with interest rates ranging from 8% to 12%.

•	References in the Summary table headings to GLA of a property indicate the gross leasable area of the property, which is expressed for the entire property even where the relevant program owns less than 100% interest in the property.

Public Programs

G REIT, Inc.
      G REIT, Inc. was formed as a Virginia corporation in December 2001 and is qualified as a REIT for federal income tax purposes. G REIT was formed to acquire interests in office, industrial and service properties anchored by government-oriented tenants such as Federal, state and local government offices, government contractors and/or government service providers. Our Advisor has served as the advisor of G REIT since January 2002. The initial public offering of G REIT’s common stock commenced on July 22, 2002 and was ongoing at June 30, 2003. As of June 30, 2003, G REIT had raised gross offering proceeds of $71,778,000 from the issuance of 7,252,000 shares of its common stock to 3,246 investors. As of June 30, 2003, G REIT had purchased interests in seven real estate properties amounting to an investment of $96,000,000 (purchase price, including debt financing). Of the seven properties, three (44%) were in Texas and one each (14%) was in Florida, Illinois, Nebraska and Nevada. The properties, which are described below, are all commercial office buildings.
      As of June 30, 2003, G REIT owned interests in the following properties:

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

5508 Highway West 290	100.0%	office	09/13/02	$10,225,000	$6,700,000	74,000	Austin, TX
Two Corporate Plaza	100.0%	office	11/27/02	13,580,000	10,160,000	161,000	Clear Lake, TX
Congress Center — TIC	30.0%	office	01/09/03	40,832,000	28,763,000	525,000	Chicago, IL
Atrium Building	100.0%	office	01/31/03	4,532,000	2,200,000	167,000	Lincoln, NE
Park Sahara — TIC	4.75%	office	03/18/03	580,000	399,000	124,000	Las Vegas, NV
Department of Children and Families Campus	100.0%	office	04/25/03	11,580,000	7,605,000	124,000	Plantation, FL
Gemini Plaza	100.0%	office	05/02/03	15,000,000	9,815,000	159,000	Houston, TX
      Certain financial information for G REIT is summarized below (six month period data unaudited):

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2003	2002

Gross Revenues	$3,567,000	$733,000
Net Income	$567,000	$26,000
      For the year ended December 31, 2002, G REIT had a return of capital from cash distributions of $170,000.

T REIT, Inc.
      Our Advisor has sponsored public offerings of one other real estate investment trust, T REIT, Inc. T REIT was formed as a Virginia corporation in December 1998 and is qualified as a REIT for federal income tax purposes. T REIT was formed to acquire interests in office, industrial, service and retail properties located primarily in tax free states. Our Advisor has served as the advisor of T REIT since February 2000. The initial public offering of T REIT’s common stock commenced on February 22, 2000. As of May 31, 2002, when the offering was terminated, T REIT had issued 4,720,176 shares of common stock and raised $46,395,000 in aggregate gross proceeds. As of June 30, 2003, T REIT had 2,040 investors and had purchased interests in 15 real estate properties amounting to an investment of $96,000,000 (purchase price, including debt financing). As of June 30, 2003, four of these properties and the vacant land at the Titan property had been sold. Of the 15 properties purchased by T REIT, three (20%) were in Nevada, three (20%) were in California, seven (46%) were in Texas, one each (7%) was in Illinois and North Dakota (7%). The properties owned by T REIT as of June 30, 2003, which are described below, are all commercial properties consisting of three retail centers, and eight office or office/industrial buildings, or 27% retail centers and 73% office or office/industrial. Weighted by purchase price, less than 10% of the property interests acquired by T REIT had government-oriented tenants.
      As of June 30, 2003, T REIT owned interests in the following properties:

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Thousand Oaks Center	100.0%	retail center	12/06/00	$13,000,000	$10,838,000	163,000	San Antonio, TX
Pahrump Valley Junction Shopping Center	100.0%	retail center	05/11/01	17,150,000	12,435,000	106,000	Pahrump, NV
Reno Trademark Building — TIC	40.0%	office/industrial	09/04/01	2,919,000	1,080,000	72,000	Reno, NV
County Center Drive — TIC	16.0%	office/industrial	09/28/01	1,014,000	513,600	78,000	Temecula, CA
City Center West “A” Building — TIC	89.1%	office	03/15/02	19,308,000	11,583,000	106,000	Las Vegas, NV
Pacific Corporate Park — LLC	22.8%	office	03/25/02	5,410,000	3,534,000	89,000	Lake Forest, CA
Titan Building & Plaza — TIC	48.5%	office	04/17/02	4,446,000	2,910,000	131,000	San Antonio, TX
University Heights	100.0%	office/industrial	08/22/02	6,750,000	—	68,000	San Antonio, TX
Saddleback Financial Center — TIC	25.0%	office	09/25/02	2,688,000	1,913,000	72,000	Laguna Hills, CA
Congress Center — LLC	10.2%	office	01/09/03	13,883,000	9,779,000	525,000	Chicago, IL
Gateway Mall	100.0%	retail center	01/29/03	9,000,000	5,000,000	333,000	Bismarck, ND
      As of June 30, 2003, T REIT had sold its interests in the following properties:

				Gain
	Date of		Ownership	(Loss) on
Property Name	Purchase	Date of Sale	Interest	Sale

Christie Street Office Building	09/26/00	11/13/01	100.0%	$(178,000)
Seguin Corners Shopping Center	11/22/00	08/12/02	26.0%	104,000
Plaza del Rey Shopping Center	11/17/00	09/23/02	16.5%	70,000
Northstar Crossing Shopping Center	10/26/00	01/11/03	100.0%	(191,000)
      Certain financial information for T REIT is summarized below (six month period data unaudited):

	Six Months
	Ended	Year Ended December 31,
	June 30,
	2003	2002	2001	2000

Gross Revenues	$1,194,000	$304,000	$197,000	$204,000
Net Income (Loss)	$1,669,000	$2,293,000	$(464,000)	$(101,000)
      For the years ended December 31, 2001 and 2002 and for the six months ended June 30, 2003, T REIT had returns of capital from cash distributions of $863,000, $573,000, and $753,000, respectively.

NNN 2002 Value Fund, LLC
      NNN 2002 Value Fund, LLC, or 2002 Value Fund, is a Virginia limited liability company formed on May 15, 2002 to purchase, own, operate and subsequently sell all or a portion of up to three properties. As of June 30, 2003, 5,546 units were sold to 573 investors and $27,730,000 of gross offering proceeds were raised in a private placement offering which began on May 15, 2002. Our Advisor has served as the manager of 2002 Value Fund since May 2002.
      As of June 30, 2003, 2002 Value Fund had purchased interests in three real estate properties amounting to an investment of $57,142,000 (purchase price, including debt financing). Of the three properties, one (33%) was in Nevada, one (33%) was in Florida and one (33%) was in Illinois. The properties, which are described below, are all commercial office building properties. Weighted by purchase price, 33% of the property interests acquired by 2002 Value Fund (its interest in Congress Center) had government-oriented tenants; however, G REIT also owns an interest in the Congress Center property.
      As of June 30, 2003, 2002 Value Fund owned interests in the following properties:

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Bank of America Plaza West	100.0%	office	09/20/02	$16,900,000	$14,200,000	82,000	Las Vegas, NV
Congress Center — LLC	12.3%	office	01/09/03	16,742,000	11,793,000	525,000	Chicago, IL
Netpark — TIC	50.0%	office	06/11/03	23,500,000	15,750,000	911,000	Tampa, FL
      Certain financial information for 2002 Value Fund is summarized below (six month period data unaudited):

	Six Months
	Ended	From May 15, 2002
	June 30,	(date of inception) to
	2003	December 31, 2002

Gross Revenues	$1,822,000	$—
Net Income (Loss)	$(153,000)	$(172,000)
      For the six months ended June 30, 2003, 2002 Value Fund had return of capital from cash distributions of $327,000.
Private Programs
      Telluride Barstow, LLC: The offering period began June 1, 1998 and ended December 16, 1998. The offering raised $1,619,500, or 100% of the offering amount. The LLC retained a 32.25% ownership interest in the program with a membership of eight unaffiliated members, three members who are shareholders of our Advisor and our Advisor. The remaining 67.75% was owned by three unaffiliated TICs investing in the program. The program owned an 87% interest in the property. Mr. Thompson purchased a 13% interest in the property outside of the program.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Barstow Road Shopping Center	87.0%	shopping center	05/01/98	$4,002,000	$3,002,000	78,000	Barstow, CA
      For the years ended December 31, 1999 and 2000, the program had deficit cash flow after distributions of $74,000 and $12,000, respectively, which were covered by excess cash flow after distributions in 1998. For the year ended December 31, 2002, the program experienced deficit cash flow after distributions of $20,000 which was covered by the previous year’s excess cash flow after distributions. In 1999, our Advisor loaned $8,000 to the program to fund shortfalls due to the timing of rent collections, which was repaid in full in 2001. In 2002, an affiliate of our Advisor loaned $102,000 to the program to fund capital improvements. In February 2003, the property was sold for a loss of $166,000. Our Advisor received no fees from the sale of the property and the affiliate of our Advisor forgave the $102,000 loan previously made to the program.
      Western Real Estate Investment Trust, Inc.: Western Real Estate Investment Trust, Inc., or WREIT, was formed in July 1998 as a private real estate investment trust and is qualified as a REIT for federal income tax purposes. In April 2000, WREIT closed its best efforts private placement of its common stock in which it raised $14,051,000 from 345 investors. A total of nine affiliated parties, including shareholders of our Advisor and entities controlled by Mr. Thompson, purchased 1.65% of the total offering. WREIT was formed to acquire office and industrial properties and retail shopping centers primarily in the western United States with the offering proceeds. Our Advisor manages the properties owned by WREIT. The 31.5% of the Brookings Mall that is not owned by the program is held by one unaffiliated TIC outside the program.

      As of June 30, 2003, WREIT owned interests in the following properties:

	Ownership		Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Type of Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Kress Energy Center	100.0%	office	07/07/98	$1,850,000	$925,000	54,000	Wichita, KS
Century Plaza East Shopping Center	100.0%	shopping center	11/03/98	$9,100,000	$6,937,000	121,000	East Lancaster, CA
Brookings Mall	68.5%	shopping center	05/01/00	$4,151,100	$962,000	143,000	Brookings, SD
      As of June 30, 2003, WREIT had sold the following properties:

	Date of		Ownership	Gain on Sale
Property Name	Purchase	Date of Sale	Interest	of Real Estate

Phelan Village Shopping Center	10/16/98	12/20/02	100%	$155,446
Bryant Ranch Shopping Center	12/24/98	09/05/02	100%	$1,119,948
Huron Mall Shopping Center	03/31/99	04/14/00	100%	$1,335,007
Crossroads Shopping Center	07/29/99	08/29/00	100%	$730,851
      Certain unaudited financial information for WREIT is summarized below:

	Six Months
	Ended	Year Ended December 31,
	June 30,
	2003	2002	2001	2000	1999	1998

Gross Revenues	$1,171,933	$3,535,350	$4,323,400	$5,248,209	$4,210,027	$542,089
Net Income (Loss)	$(196,566)	$1,904,017	$511,194	$1,826,433	$(293,176)	$47,973
      In 2000, WREIT had deficit cash flow after distributions of $344,000. The deficit cash flow was funded by prior years’ excess cash flow after distributions and cash proceeds from the sale of two properties. The sales generated a combined $2,066,000 gain and WREIT paid $4,740,000 in special distributions representing return of capital of $3,100,000 following the sales. In 2001, WREIT received a $480,000 loan from T REIT, an entity advised by our Advisor, and a $404,000 loan from a private entity managed by our Advisor. In 2002, WREIT sold two additional properties generating a combined $1,275,000 gain. Also in 2002, WREIT repaid the $480,000 loan from T REIT and $259,000 of the loan from a private entity managed by our Advisor. WREIT also received a $21,000 loan from our Advisor to supplement capital funds. In 2003, WREIT sold its 2% TIC interest in Congress Center to two entities advised by our Advisor generating a $105,000 net loss for tax purposes and paid special distributions of $2,000,000 following the sale. In 2003, WREIT received a loan from our Advisor in the amount of $8,000 which was used to repay a portion of a $58,000 loan from a private entity managed by our Advisor.
      Truckee River Office Tower, LLC: The offering period began August 21, 1998 and ended July 15, 1999. The offering raised $5,550,000, or 100% of the offering amount. The LLC retained a 48% ownership interest in the property with a membership of 59 unaffiliated members, 4 members who are shareholders of our Advisor and our Advisor. The remaining 52% was owned by six unaffiliated TICs and a company controlled by one of our Advisor’s shareholders investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Truckee River Office Tower	100.0%	office	12/01/98	$16,030,000	$12,000,000	139,000	Reno, NV
      For the year ended December 31, 2000, the program had distributions in excess of operating cash flows of $89,000 which was covered by excess cash flows after distributions from prior years.
      Yerington Shopping Center, LLC: The offering period began December 15, 1998 and ended August 3, 1999. The offering raised $1,625,000, or 100% of the offering amount. The LLC retained a 7.75% ownership interest with five unaffiliated members. The remaining 92.25% is owned by seven unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Yerington Plaza Shopping Center	100.0%	shopping center	03/08/99	$4,422,000	$3,316,000	56,000	Yerington, NV

      For the years ended December 31, 1999 and 2000, the program experienced a cash flow deficit after distributions and return of capital of $16,000 and $26,000, respectively. In 2002, a cash flow deficit after distributions of $20,000 was covered by the prior year’s cash flow excess after distributions. For the six months ending June 30, 2003, the program had a cash flow deficit of $5,000 and return of capital of $4,000.
      In 1999, our Advisor loaned $6,000 to the program to cover distributions. This loan was subsequently repaid in 2000. In 2001 and 2002, an affiliate of our Advisor loaned $4,000 and $5,000, respectively, to cover distributions.
      NNN Fund VIII, LLC: The offering period began February 22, 1999 and ended March 7, 2000. The offering raised $8,000,000, or 100% of the offering amount. The program acquired three properties with the LLC investing in all properties and various TIC interests investing in each of the properties. The LLC retained a 32.75% interest in Palm Court, a 32.24% interest in Belmont Plaza and a 47.25% interest in Village Fashion Center with a membership of 91 unaffiliated members, 3 members who are shareholders of our Advisor and our Advisor. The remaining 67.25% interest in Palm Court was owned by 11 unaffiliated TICs, Mr. Thompson and an entity owned by our Advisor investing in the program. The remaining 67.76% interest in Belmont Plaza was owned by five unaffiliated TICs investing in the program. The remaining 52.75% interest in Village Fashion Center was owned by seven unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Belmont Shopping Center	100.0%	shopping center	06/11/99	$3,550,000	$2,840,000	81,000	Pueblo, CO
Village Fashion Center	100.0%	shopping center	06/18/99	$8,800,000	$6,600,000	130,000	Wichita, KS
Palm Court Shopping Center	100.0%	shopping center	08/03/99	$8,988,000	$8,500,000	267,000	Fontana, CA
      In March 2002, Village Fashion Center was sold resulting in a gain of $1,344,000. Realty received a real estate commission of $345,000 and our Advisor received deferred management fees of $386,000 from the sale proceeds. From the sale proceeds, an affiliate of our Advisor received repayment of a $400,000 loan made to the property in 2001 for capital improvements.
      In May 2003, Palm Court Shopping Center was sold resulting in a gain of $1,805,000. Realty received a real estate commission of $17,000 and our Advisor received deferred management and incentive fees of $794,000 from sale proceeds. Our Advisor received $356,000 and an affiliate of our Advisor received $303,000 from sale proceeds as repayment for loans made in prior years for capital improvements and costs relating to a legal settlement in 2001 which allowed our Advisor to expand non-retail leasing/ownership of its parcels from 5% to 25% of gross leaseable area within the center, subject to a redevelopment agreement with adjoining owners.
      For the years ended December 31, 2000 and 2001, the program had deficit cash flow after distributions of $690,000 and $142,000, respectively. The sources of distributions in excess of cash flows were the prior year’s excess cash flow after distributions and return of capital of $475,000 and $202,000, respectively. Cash flow deficits were caused primarily by the timing difference of incurred property tax expense and collection of the related reimbursement of these charges from the tenants at all three properties. In 2002, the program had deficit cash flow after distributions of $37,000 representing return of capital of $234,000. For the six months ended June 30, 2003, the program had an overall positive cash flow after distributions, but return of capital relating to the Belmont property of $25,000.
      In 2000, our Advisor loaned $239,000 to the program to cover the cost of a legal settlement relating to the Palm Court property. In 2001, our Advisor loaned $114,000 for leasing and capital costs at all three properties. In 2002 and 2003 all loans from our Advisor were repaid from the sale proceeds of Village Fashion Center and Palm Court. In 2001, affiliates of our Advisor loaned $594,000 to the program to cover leasing and capital costs incurred at Palm Court and Village Fashion Center. In 2001, $365,000 was repaid from the sale of Village Fashion and additional loans of $229,000 were made for Palm Court leasing costs. Prior to June 30, 2003, all loans from Center affiliates were paid in full from the sale proceeds of Palm Court.

      NNN Town & Country Shopping Center, LLC: The offering period began May 10, 1999 and ended March 29, 2000. The offering raised $7,200,000, or 100% of the offering amount. The LLC with 56 unaffiliated members retained a 30.25% ownership interest in the property. The remaining 69.75% of the property was owned by nine unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Town & Country Village Shopping Center	100.0%	Shopping center	07/01/99	$23,800,000	$21,339,000	235,000	Sacramento, CA
      The program reduced distributions to investors during 2000 from 8% to 5% due to reduced available operating cash flow. The property experienced reduced operating cash flow due to the costs of a major redevelopment project which included the relocation of certain tenants within the shopping center and a higher than projected interest rate on the variable rate mortgage loan. In 2002, our Advisor refinanced the property with a $34,000,000 loan at a lower, fixed interest rate with a 10-year term. From refinance proceeds, our Advisor and affiliates received $637,000 in deferred fees and repayment of loans of $1,875,000. With the refinance in place and redevelopment largely complete, cash flow improved and distributions were subsequently increased to 8% retroactively and 9% soon thereafter.
      For the year ended December 31, 2000, the program had a cash deficiency after distributions of $645,000 and return of capital of $513,000. The cash deficiency was caused primarily by debt service with increasing interest rates on a variable rate loan tied to LIBOR. For the six months ended June 20, 2003, the program had a cash deficiency after distributions of $145,000 which was covered by prior years’ excess cash flow after distributions.
      In 2000 and 2001, our Advisor loaned $508,000 and $747,000, respectively, to cover tenant repositioning costs and tenant improvements related to the redevelopment of the property. In 2002, an affiliate of our Advisor loaned $113,000 to cover additional tenant improvement costs. Our Advisor’s loans from prior years were repaid in full from refinance proceeds. In 2003, our Advisor and an affiliate of our Advisor loaned $75,000 and $12,000, respectively, for capital improvements and our Advisor loaned $5,000 to the program for the LLC’s tax return cost.
      NNN “A” Credit TIC, LLC: The offering period began August 10, 1999 and ended February 12, 2001. The offering raised $2,500,000, or 100% of the offering amount. The LLC with 15 unaffiliated members retained a 20% ownership interest in the property. The remaining 80% is owned by 12 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Pueblo Shopping Center	100.0%	shopping center	11/03/99	$7,075,000	$5,306,000	106,000	Pueblo, CO
      In 2001, our Advisor loaned $13,000 and an affiliate of our Advisor loaned $15,000 to cover a portion of leasing costs of $90,000. In 2002, affiliates of our Advisor loaned $141,000 to cover distributions of $23,000 and capital expenditure and leasing costs of $118,000. During the six months ended June 30, 2003, an affiliate of our Advisor loaned $67,000 to cover distributions and $43,000 for leasing costs.
      NNN Redevelopment Fund VIII, LLC: The offering began August 27, 1999 and ended June 5, 2000. The offering raised $7,378,778, or 92.2% of the offering amount from 162 unaffiliated members and 6 shareholders of our Advisor. The program owns 100% of the White Lakes property and 94.5% of the Bank One Building, with 5.5% of the Bank One Building owned outside the program by Mr. Thompson as a TIC.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Bank One Building	94.5%	Office	11/22/99	$8,250,000	$7,645,000	129,000	Colorado Springs, CO
White Lakes Shopping Center	100.0%	shopping center	03/15/00	14,688,000	12,200,000	437,000	Topeka, KS
      In 2000, a parcel at White Lakes Shopping Center was sold for $2,600,000. The sale generated net cash proceeds of $399,000 after payment of selling costs and a partial principal loan reduction. The proceeds were retained by the program to the fund reserves for subsequent capital expenditures. Realty received a $25,000 real estate commission from the sale.
      In 2001, the loan on the Bank One Building was refinanced. The refinance generated net proceeds to the fund of $462,000 which were distributed to investors during the year. An affiliate of our Advisor loaned $162,000 to fund capital improvements for both projects. In 2002, our Advisor and affiliates of our Advisor loaned $23,000 and $414,000, respectively, for ongoing capital improvements and leasing costs. For the six months ended June 30, 2003, our Advisor loaned an additional $156,000 to the program and affiliates of our Advisor loaned $182,000 to partially repay prior years’ loans. For the six months ended June 30, 2003, the program had deficit cash flow after distributions of $60,000 which is covered by prior years’ excess cash flow after distributions.
      NNN Exchange Fund III, LLC: The offering began September 15, 1999 and ended May 31, 2000. The offering raised $6,300,000, or 100% of the offering amount. The LLC retained an 8.25% ownership interest with 10 unaffiliated members and the remaining 91.75% is owned by 18 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

County Fair Mall	100.0%	shopping center	12/15/99	$15,850,000	$12,035,000	397,000	Woodland, CA
      In 2000, the program had deficit cash flow after distributions of $56,000 and return of capital of $31,000. In 2002, the program experienced deficit cash flow after distributions of $78,000 resulting in return of capital of $59,000.
      NNN Tech Fund III, LLC: The offering period began February 21, 2000 and ended June 20, 2000. The offering raised $3,698,750, or 100% of the offering amount. The LLC with 13 unaffiliated members retained a 19.25% ownership interest in the property. The remaining 80.75% is owned by 15 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Moreno Corporate Center	100.0%	retail, office and industrial	06/16/00	$11,600,000	$8,425,000	226,000	Moreno Valley, CA
      At acquisition in 2000, the lender funded $329,750 less than the amount planned for in the offering memorandum. The program received a loan from our Advisor for $329,750 to close the acquisition. In 2001, the property was refinanced with a new loan of $9,750,000 and $289,067 of the loan from our Advisor was repaid. Also in 2001, the 26,449 square foot retail component of the property was sold for $1,610,000. The sale produced net cash proceeds of $1,207,000 that were used to pay down the new loan on the property.
      In 2002, an affiliate of our Advisor loaned $25,000, which was used to repay a part of our Advisor’s loan.
      NNN Westway Shopping Center, LLC: The offering period began April 26, 2000 and ended February 7, 2001. The offering raised $3,278,250, or 99.3% of the offering amount. The LLC with 23 unaffiliated members retained a 31.75% ownership interest in the property. The remaining 68.25% is owned by 16 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Westway Shopping Center	100.0%	shopping center	8/09/00	$9,550,000	$7,125,000	220,000	Wichita, KS
      In 2001, the program had deficit cash flow after distributions of $44,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions.
      During the period from 2000 through 2003, the program received loans from our Advisor and its affiliates to fund capital improvements and leasing costs. In 2001, the program received $84,000 from an affiliate of our Advisor for capital improvements. In 2002, the program received a $61,000 loan from an affiliate of our Advisor for capital improvements and leasing costs. In 2002, an affiliate of our Advisor loaned an additional $28,000 for leasing costs. In 2003, the program received a loan totaling $3,000 from an affiliate of our Advisor for tenant improvements and repaid a $19,000 loan from our Advisor.
      Kiwi Associates, LLC: The offering began June 9, 2000 and ended February 4, 2001. The offering raised $2,681,352, or 95.8% of the offering amount. The LLC retained a 15.67% ownership with 13 unaffiliated members and the remaining 84.33% was owned by 11 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Orange Street Plaza	100.0%	shopping center	07/14/00	$8,200,000	$6,500,000	74,000	Redlands, CA
      For the years ended December 31, 2000 and 2001, the program had deficit cash flow after distributions and return of capital of $36,000 and $36,000, respectively. In 2001, our Advisor loaned $15,000 to the program which was repaid in 2002. In 2002, the property was refinanced resulting in net proceeds of $477,000 which was held in reserve for future leasing and capital expenditures. In February 2003, the sale of the property resulted in a gain of $1,409,000. Our Advisor received no fees from the sale of the property.
      NNN 2000 Value Fund, LLC: The offering began July 15, 2000 and ended February 27, 2001. The offering raised $4,816,000, or 100% of the offering amount. The LLC retained 81% ownership of the property with a membership of 123 unaffiliated members and 2 shareholders of our Advisor. Two TICs, one unaffiliated and the other an entity controlled by Mr. Thompson, acquired a 19% interest in the property, investing outside of the program.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Bowling Green Financial Park	81.0%	7 office buildings	12/27/00	$12,960,000	$9,955,000	235,000	Sacramento, CA
      In October 2002, all seven buildings in the Bowling Green Financial Park were sold resulting in a cumulative gain of $1,120,000. As a result of the sales, Realty received a real estate commission of $122,000 and our Advisor received an incentive fee of $250,000 from the program. In 2003, the program experienced a deficit cash flow after distributions of $332,000, which was covered by sale proceeds held over from prior years’ sales to wind up and close down the program.
      NNN Rocky Mountain Exchange, LLC: The offering period began July 25, 2000 and ended February 15, 2001. The offering raised $2,670,000, or 100% of the offering amount. The property is 100% owned by 14 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Galena Street Building	100.0%	office	11/30/00	$7,225,000	$5,275,000	71,000	Denver, CO
      In August 2002, the program reduced its distribution to investors from 8.50% to 4.25% as a result of the loss of a major tenant. In 2003, the program had deficit cash flow after distributions of $25,000. The deficit cash flow was funded by prior years’ excess cash flow after distributions. In 2003, weak local market conditions and tenant downsizing resulted in reduced occupancy. In 2002 and 2003, our Advisor loaned $3,000 and $1,000, respectively, to fund capital improvements and deficit cash flow.
      NNN Market Centre, LLC: The offering period began September 1, 2000 and ended November 17, 2000. The offering raised $1,330,000, or 100% of the offering amount. 100% of the property is owned by seven unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase*	(Sq Ft)	Location

Market Centre	100.0%	office-certified historic building	11/01/00	$3,400,000	$2,070,000	122,000	Wichita, KS

*	Includes $1,070,000 mortgage debt and $1,000,000 in Note Units assumed at close.

      In 1999, NNN Market Centre, LLC offered and sold $1,000,000 of 11% participating note units to supplement capital funds for capital improvements and to provide working capital. The note units were entitled to a 40% profit participation in profit generated from sale of the property or a prepayment fee. Investors in the program assumed these notes and $1,070,000 in mortgage debt. The program raised $1,330,000 for redevelopment of the property.
      In 2000, the program had deficit cash flow after distributions of $47,000 representing return of capital of $14,000. The deficit cash flow was funded from working capital. In 2001, the property was refinanced with a $2,300,000 loan from an affiliate of our Advisor and the $1,000,000 in Note Units was repaid. The program also received a $91,000 loan from our Advisor to supplement capital funds and provide working capital. In 2001, the program had deficit cash flow after distributions of $175,000 representing return of capital of $98,000. The deficit cash flow was funded from working capital and the loan from our Advisor. In 2002, the program received loans of $112,000 from affiliates of our Advisor and a $35,000 loan from our Advisor to supplement capital funds and provide additional working capital. In August 2002, distributions were reduced from 8% to 0% due to unfavorable market conditions in the Wichita, Kansas central business district. In 2002, the program had deficit cash flow after distributions of $10,000 representing return of capital of the same amount.
      NNN Sacramento Corporate Center, LLC: The offering period began November 8, 2000 and ended May 21, 2001. The offering raised $12,000,000, or 100% of the offering amount. The LLC with 55 unaffiliated members and 1 private program sponsored by our Advisor retained a 17.5% ownership interest in the property. The remaining 82.5% is owned by 16 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Sacramento Corporate Center	100.0%	office	3/12/01	$31,000,000	$22,250,000	193,000	Sacramento, CA
      NNN Dry Creek Centre, LLC: The offering period began November 15, 2000 and ended January 31, 2001. The offering raised $3,500,000, or 100% of the offering amount. The LLC with one unaffiliated member retained a 2.0% ownership interest in the property. The remaining 98.0% is owned by 15 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Dry Creek Centre	100.0%	office	1/31/01	$11,100,000	$8,350,000	86,000	Englewood, CO
      In 2001, the program had a cash flow deficiency due to the timing of property tax reimbursements. The deficiency was covered by existing reserves which were replenished in 2002 when the corresponding tax reimbursements were billed and collected.
      NNN 2001 Value Fund, LLC: The offering began March 12, 2001 and ended June 30, 2002. The offering raised $10,992,321, or 99.9% of the offering amount, from 261 unaffiliated members and 5 shareholders of our Advisor. The program acquired 100% of two properties, 1840 Aerojet Way and Western Plaza. The program also owns a 40% undivided interest in Pacific Corporate Park. The remaining 60% is owned by a private program sponsored by our Advisor as a TIC interest.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

1840 Aerojet Way	100.0%	office/industrial building	09/27/01	$5,100,000	$2,938,000	103,000	North Las Vegas, NV
Western Plaza	100.0%	shopping center	07/31/01	$5,000,000	$4,250,000	412,000	Amarillo, TX
Pacific Corporate Park	40.0%	6-building office park	03/25/02	$9,491,000	$6,200,000	167,000	Lake Forest, CA
      For the years ended December 31, 2001 and 2002, the program had deficit cash flow after distributions and return of capital of $18,000 and $130,000, respectively.

      NNN Camelot Plaza Shopping Center, LLC: The offering period began March 30, 2001 and ended December 3, 2001. The offering raised $2,400,000, or 100% of the offering amount. The property is 100% owned by 13 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Camelot Plaza Shopping Center	100.0%	shopping center	8/01/01	$6,350,000	$4,128,000	91,000	San Antonio, TX
      At acquisition, a major tenant left the property but agreed to pay rent through the end of its lease term. As a result, the lender required new loan terms including a lower funding than anticipated and accelerated principal repayment. The vacant space combined with weak local market conditions and the accelerated principal repayment has had a continuing adverse impact on the property’s cash flow. Loans from our Advisor and affiliates have funded the initial loan proceeds shortfall and accelerated principal repayment during our Advisor’s leasing and refinancing initiatives. At closing, our Advisor and an affiliate of our Advisor made $36,000 and $278,000 loans to the program, respectively. In 2002, an affiliate of our Advisor loaned $126,000 to the program. In 2003, an affiliate of our Advisor forgave $100,000 of its loan.
      In 2001, the program had deficit cash flow after distributions of $82,000 representing return of capital of $65,000. The deficit cash flow and return of capital was funded from reserves and a loan from our Advisor. In 2002, the program had deficit cash flow after distributions of $57,000 resulting return of capital of the same amount. The deficit cash flow and return of capital was funded by a loan from an affiliate of our Advisor.
      NNN Washington Square Center, LLC: The offering period began May 1, 2001 and ended November 21, 2001. The offering raised $3,000,000, or 100% of the offering amount. 100% of the property is owned by 18 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Washington Square Center	100.0%	shopping center	10/16/01	$7,263,000	$4,890,000	72,000	Stephenville, TX
      In 2002, the program had deficit cash flow after distributions of $50,000 representing return of capital of $22,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions, reserves and a $10,000 loan from an affiliate of our Advisor.
      In 2002, the program received $10,000 from an affiliate of our Advisor to fund return of capital. In 2003, the program received a loan of $23,000 from our Advisor for leasing reserves and costs and repaid $10,000 to an affiliate of our Advisor.
      NNN Reno Trademark, LLC: The offering period began May 30, 2001 and ended September 26, 2001. The offering raised $3,850,000, or 100% of the offering amount. The program owns 60% of the property, with nine unaffiliated TICs investing in the program. T REIT owns the remaining 40% of the property, which was purchased directly from the seller outside of the program.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Reno Trademark Building	60.0%	office/industrial	9/04/01	$4,378,000	$1,620,000	75,000	Reno, NV
      In 2002, the property received a $49,000 loan from an affiliate of our Advisor to provide the program with sufficient funds to meet the reserves required by the lender to refinance the property. Upon refinancing, the original $1,620,000 loan was replaced with a $4,600,000 loan. After refinancing of the property, there was a special distribution of $1,092,000 to TICs investing in the program. In 2003, the property repaid the $49,000 loan from an affiliate of our Advisor.
      NNN One Gateway Plaza, LLC: The offering period began June 8, 2001 and ended September 25, 2001. The offering raised $4,197,500, or 99.9% of the offering amount. The LLC with two unaffiliated members retained a 1.25% ownership interest in the property. The remaining 98.75% is owned by 10 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

One Gateway Plaza	100.0%	office	7/30/01	$12,550,000	$9,375,000	113,000	Colorado Springs, CO
      NNN LV 1900 Aerojet Way, LLC: The offering period began July 26, 2001 and ended August 31, 2001. The offering raised $2,000,000, or 100% of the offering amount. 100% of the property is owned by 10 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

1900 Aerojet Way	100.0%	office/industrial	8/31/01	$5,067,000	$3,625,000	107,000	Las Vegas, NV
      In 2001, the program received a $32,000 loan from our Advisor to cover unanticipated lender holdbacks of $200,000 at acquisition. In 2002, the program received an $18,000 loan from an affiliate of our Advisor to supplement capital funds due to the timing of certain repairs. In 2003, the program received an $11,000 loan from our Advisor for the same purpose. In 2003, the program had deficit cash flow after distributions of $9,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions.
      NNN Timberhills Shopping Center, LLC: The offering period began July 31, 2001 and ended November 27, 2001. The offering raised $3,695,375, or 99.9% of the offering amount. The LLC with one unaffiliated member retained a 1% ownership interest in the property. The remaining 99% is owned by 13 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Timberhills Shopping Center	100.0%	shopping center	11/27/01	$9,180,000	$6,390,000	102,000	Sonora, CA
      In 2002, an affiliate of our Advisor loaned $66,000 to the program for acquisition related costs.
      NNN Addison Com Center, LLC: The offering period began August 16, 2001 and ended April 2, 2002. The offering raised $3,650,000, or 100% of the offering amount. The LLC with six unaffiliated members retained a 5.125% ownership interest in the property. The remaining 94.875% is owned by 10 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Addison Com Center	100.0%	office	10/31/01	$10,500,000	$7,750,000	96,000	Addison, TX
      In March 2003, the program reduced its distributions to investors from 8% to 0% as a result of the loss of a major tenant. For the six months ending June 30, 2003, the program had a deficit cash flow after distributions of $133,000, which was covered by prior years’ excess dash flow after distributions.
      NNN County Center Drive, LLC: The offering period began September 18, 2001 and ended February 6, 2002. The offering raised $3,125,000, or 100% of the offering amount. The LLC with our Advisor as a single member retained a 1% ownership interest in the property. The remaining 99% is owned by 17 unaffiliated TICs and T REIT, an entity controlled by Mr. Thompson and a shareholder of our Advisor investing as TICs in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

County Center Building	100.0%	distribution/ warehouse/office	9/28/01	$5,395,000	$3,210,000	78,000	Temecula, CA
      In 2003, the program had deficit cash flow after distributions of $29,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions.
      NNN City Center West “B” LLC: The offering period began October 31, 2001 and ended June 15, 2002. The offering raised $8,200,000, or 100% of the offering amount. The LLC with two unaffiliated members retained a 0.915% ownership interest in the property. The remaining 99.085% is owned by 16 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

City Center West “B”	100.0%	office	1/23/02	$20,800,000	$14,650,000	104,000	Las Vegas, NV
      The property is subject to a master lease guaranteed by an affiliate of our Advisor.
      NNN Arapahoe Service Center II, LLC: The offering period began February 11, 2002 and ended June 20, 2002. The offering raised $4,000,000, or 100% of the offering amount. The LLC with two unaffiliated members retained a 5% ownership interest in the property. The remaining 95% is owned by 19 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Araphoe Service Center II	100.0%	office/flex complex	4/19/02	$8,038,000	$5,000,000	79,000	Englewood, CO
      For the six months ended June 30, 2003, the property had deficit cash flow after distribution of $4,000, which was covered by prior years’ excess cash flow after distributions.
      NNN City Center West “A”, LLC: The offering period began February 12, 2002 and ended March 15, 2002. The offering raised $1,237,803, or 35.4% of the offering amount. 10.875% of the property is owned by three unaffiliated TICS investing in the program and 89.125% of the property is owned by T REIT, which purchased its interest as a TIC in the property outside of the program.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

City Center West “A”	10.9%	office	3/15/02	$2,362,000	$1,417,000	106,000	Las Vegas, NV
      In 2003, the program had deficit cash flow after distributions of $4,000 representing return of capital of $2,000.
      NNN Titan Building & Plaza, LLC: The offering began February 18, 2002 and ended May 28, 2002. The offering raised $2,219,808, or 88.8% of the original offering amount from five unaffiliated TICs. The program acquired a 51.5% interest in the property. The remaining 48.5% was purchased outside of the program by T REIT as a TIC.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Titan Building and Titan Plaza	51.5%	Office	04/17/02	$4,721,000	$3,909,000	131,000	San Antonio, TX
      NNN Pacific Corporate Park 1, LLC: The offering began March 11, 2002 and ended June 25, 2002. The offering raised $5,800,000, or 100% of the offering amount. The LLC retained an undivided 60% ownership interest in the property from 45 unaffiliated members and T REIT. The remaining 40% is owned by a private program sponsored by our Advisor. Each program invested as an independent TIC outside of the other program.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Pacific Corporate Park	60.0%	6-building office park	03/25/02	$14,237,000	$9,300,000	167,000	Lake Forest, CA
      NNN North Reno Plaza, LLC: The offering period began March 31, 2002 and ended June 19, 2002. The offering raised $2,750,000, or 100% of the offering amount. The LLC with three unaffiliated members retained a 1.75% ownership interest in the property. The remaining 98.25% is owned by 14 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

North Reno Plaza Shopping Center	100.0%	shopping center	6/19/02	$7,200,000	$5,400,000	130,000	Reno, NV
      NNN Brookhollow Park, LLC: The offering period began April 12, 2002 and ended July 3, 2002. The offering raised $6,550,000, or 100% of the offering amount. The LLC with nine unaffiliated members and two affiliated members, consisting of separate investments by an entity controlled by Mr. Thompson, retained a 7.25% ownership interest in the property. The remaining 92.75% is owned by 19 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Brookhollow Park	100.0%	office	7/03/02	$15,360,000	$10,250,000	102,000	San Antonio, TX
      NNN 1397 Galleria Drive, LLC: The offering period began May 24, 2002 and ended October 23, 2002. The offering raised $1,950,000, or 100% of the offering amount. The LLC with one unaffiliated member retained a 2% ownership interest in the property. The remaining 98% is owned by 14 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Galleria Office Building	100.0%	office	9/11/02	$3,420,000	$1,962,000	14,000	Henderson, NV
      For the six months ended June 30, 2003, the program had deficit cash flow after distributions of $33,000 representing return of capital of $5,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions and reserves.
      NNN Bryant Ranch, LLC: The offering period began June 10, 2002 and ended November 12, 2002. The offering raised $5,000,000, or 100% of the offering amount. The LLC with eight unaffiliated members retained a 2.875% ownership interest in the property. The remaining 97.125% was owned by 20 unaffiliated investors and one entity controlled by Mr. Thompson investing as TICs in the program. The property was acquired from WREIT, an entity managed by our Advisor.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Bryant Ranch Shopping Center	100.0%	shopping center	9/05/02	$10,080,000	$6,222,000	94,000	Yorba Linda, CA
      For the six months ended June 30, 2003, the program had deficit cash flow after distributions of $63,000 which was funded by the previous year’s excess cash flow after distributions.
      NNN 4241 Bowling Green, LLC: The offering period began June 14, 2002 and ended December 27, 2002. The offering raised $2,850,000, or 100% of the offering amount. The LLC with one unaffiliated member retained a 2.63% ownership interest in the property. The remaining 97.37% is owned by 17 unaffiliated TICs investing in the program. The property was acquired from a private program managed by our Advisor.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

4241 Bowling Drive	100.0%	office	9/25/02	$5,200,000	$3,092,000	68,000	Sacramento, CA
      In 2002, our Advisor loaned $9,000 to the program to cover costs to close the acquisition as all of the offering proceeds had not been raised as of the acquisition date of the property. The loan was repaid in 2003 upon the completion of the offering.
      NNN Wolf Pen Plaza, LLC: The offering period began July 1, 2002 and ended October 23, 2002. The offering raised $5,500,000, or 100% of the offering amount. The LLC with one unaffiliated member retained a 1% ownership interest in the property. The remaining 99% is owned by 14 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Wolf Pen Plaza	100.0%	shopping center	9/24/02	$16,220,000	$12,265,000	170,000	College Station, TX
      For the six months ended June 30, 2003, the program had deficit cash flow after distributions of $17,000, which was covered by the prior year’s excess cash flow after distributions.
      NNN Alamosa Plaza, LLC: The offering period began July 18, 2002 and ended October 25, 2002. The offering raised $6,650,000, or 100% of the offering amount. The LLC with one unaffiliated member retained a 1% ownership interest in the property. The remaining 99% is owned by 14 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Alamosa Plaza Shopping Center	100.0%	shopping center	10/08/02	$18,500,000	$13,500,000	78,000	Las Vegas, NV
      NNN Saddleback Financial, LLC: The offering period began August 30, 2002 and ended October 29, 2002. The offering raised $3,865,800, or 100% of the offering amount. 75% of the property was owned by investors investing in the program and 25% of the property was owned by T REIT, which purchased its portion of the property outside of the program. The LLC with one unaffiliated member retained a 1.67% ownership interest in the program. The remaining 98.33% was owned by seven unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Saddleback Financial Center	75.0%	office	9/25/02	$8,304,000	$5,738,000	72,000	Laguna Hills, CA
      In 2003, the program had deficit cash flow after distributions of $18,000. The deficit cash flow was funded from prior years’ excess cash flow after distributions.
      NNN Kahana Gateway Center, LLC: The offering period began October 9, 2002 and ended March 6, 2003. The offering raised $8,140,000, or 100% of the offering amount. The LLC with nine unaffiliated members and one shareholder of our Advisor retained a 5% ownership interest in the property. The remaining 95% is owned by 15 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Kahana Gateway Shopping Center and Professional Bldg	100.0%	retail/office	12/20/02	$19,400,000	$13,041,000	80,000	Maui, HI
      NNN Springtown Mall, DST: The offering period began October 10, 2002 and ended March 21, 2003. The offering raised $2,550,000, or 100% of the offering amount. The LLC with three unaffiliated members owns a 3.375% beneficial interest in the trust that owns the property. Eleven unaffiliated investors own the remaining 96.625% of the beneficial interest in the trust that owns the property.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Springtown Mall Shopping Center	100.0%	shopping center	12/09/02	$6,490,000	$4,700,000	96,000	San Marcos, TX
      In 2002, affiliates of our Advisor loaned $107,000 to the program to cover costs to close the acquisition as all of the offering proceeds had not been raised as of the acquisition date of the property. Upon completion of the offering in 2003, $65,000 of these loans were repaid. Also, in 2002, the program had deficit cash flow of $4,000 with no return of capital as no distributions were made in that year.
      NNN Congress Center, LLC: The offering began October 15, 2002 and remained open as of June 30, 2003. At June 30, 2003, the offering raised $36,028,720, or 99.9% of the offering amount. The LLC retained a 28.9% interest in the property and 44.8% interest in the program with 81 unaffiliated members, T REIT and 2002 Value Fund. The remaining 55.2% of the program (35.6% interest in the property) is owned by 15 unaffiliated TICs investing in the program. The program owns 64.5% of the property. The remaining 35.5%, which was purchased outside the program, is owned by one unaffiliated TIC (5.5% ownership in the property) and G REIT as a TIC (30% ownership of the property).

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Congress Center	64.5%	office	01/09/03	$87,790,000	$61,839,000	525,000	Chicago, IL
      NNN Park Sahara, DST: The offering period began October 25, 2002 and ended March 17, 2003. The offering raised $4,953,000, or 100% of the offering amount. 95.25% of the property is owned by investors investing in the program and 4.75% of the property was purchased outside the program by G REIT as a TIC interest. The LLC with one unaffiliated member owns a 1.71% beneficial interest in the trust that owns the property. Eleven unaffiliated investors own the remaining 98.29% of the beneficial interest in the trust that owns 95.25% of the property.

	Ownership	Type of	Purchase	Share of	Share of Mortgage	GLA
Property Name	Interest	Property	Date	Purchase Price	Debt at Purchase	(Sq Ft)	Location

Park Sahara Office Park	95.3%	5-building office park	3/18/03	$11,627,000	$8,005,000	124,000	Las Vegas, NV
      In 2002, our Advisor loaned $225,000 to the program to cover costs to close the acquisition as all of the offering equity had not been raised as of the acquisition of the property. Upon completion of the offering in 2003, the loan was repaid.
      NNN Parkwood Complex, LLC: The offering period began October 28, 2002 and ended April 23, 2003. The offering raised $7,472,000, or 100% of the offering amount. The LLC with 12 unaffiliated members and one shareholder of our Advisor retained a 13.5% ownership interest in the property. The remaining 86.5% is owned by 10 TICs, 9 unaffiliated and an entity controlled by Mr. Thompson investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Parkwood I & II	100.0%	office	12/31/02	$20,436,000	$13,922,000	196,000	Woodlands, TX
      In 2002, an affiliate of our Advisor and our Advisor loaned $257,000 and $87,000, respectively, to cover costs to close the acquisition as all of the offering equity had not been raised as of the acquisition of the property. Upon completion of the offering in 2003, these loans were repaid. In 2003, an affiliate of our Advisor loaned $1,500,000 to take out short-term seller financing until a new mortgage could be put in place. This loan was repaid in 2003.
      NNN Beltline-Royal Ridge, LLC: The offering began November 8, 2002 and remained open as of June 30, 2003. As of June 30, 2003, the offering raised $4,490,500, or 91.6%, of the offering amount. The LLC retained a 10.5% ownership interest with 3 unaffiliated members. The remaining 89.5% is owned by 17 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Beltline — 114 and Royal Ridge Tech	100%	2 office buildings	04/01/03	$9,550,000	$6,150,000	84,000	Irving, TX
      NNN Parkway Towers, DST: The offering period began November 18, 2002 and remained open as of June 30, 2003. As of June 30, 2003, the offering raised $6,713,762, or 91.3% of the offering amount. The LLC with one unaffiliated member owns a 1.75% beneficial interest in the trust that owns the property. Twenty-one unaffiliated investors own the remaining 98.25% of the beneficial interest in the trust that owns the property.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Parkway Towers Office Park	100.0%	office	5/09/03	$12,450,000	$6,000,000	190,000	Nashville, TN
      NNN Buschwood, LLC: The offering period began December 20, 2002 and ended March 25, 2003. The offering raised $3,200,000, or 100% of the offering amount. The LLC with one unaffiliated member retained a 1% ownership interest in the property. The remaining 99% is owned by 12 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Buschwood III Office Park	100.0%	office	3/25/03	$6,983,000	$4,600,000	77,000	Tampa, FL
      NNN 1851 E. First Street, LLC: The offering period began February 14, 2003 and remained open as of June 30, 2003. As of June 30, 2003, the offering raised $20,468,500, or 99.8% of the offering amount.

The LLC with 51 unaffiliated members retained an 11.5% ownership interest in the property. The remaining 88.5% is owned by 17 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Xerox Centre	100.0%	office	6/16/03	$60,500,000	$45,375,000	318,000	Santa Ana, CA
      NNN Netpark, LLC: The offering period began March 18, 2003 and remained open as of June 30, 2003. As of June 30, 2003, the offering raised $23,492,250, or 99.1% of the offering amount. The LLC with 24 unaffiliated members retained a 4.75% ownership interest in the property. The remaining 95.25% is owned by 22 unaffiliated TICs and 2002 Value Fund and an entity controlled by Mr. Thompson investing as TICs in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

Netpark Tampa Bay	100.0%	office	6/11/03	$47,000,000	$31,500,000	911,000	Tampa, FL
      NNN 602 Sawyer, LLC: The offering period began March 28, 2003 and remained open as of June 30, 2003. As of June 30, 2003, the offering raised $4,208,625, or 89.5% of the offering amount. The LLC with five unaffiliated members retained a 10% ownership interest in the property. The remaining 90% is owned by 18 unaffiliated TICs investing in the program.

	Ownership	Type of	Purchase	Purchase	Mortgage Debt	GLA
Property Name	Interest	Property	Date	Price	at Purchase	(Sq Ft)	Location

602 Sawyer	100.0%	office	6/5/03	$9,270,000	$5,850,000	86,000	Houston, TX

APPENDIX B

APPENDIX B
REVISED PRIOR PERFORMANCE TABLES
      The following Prior Performance Tables (the “Revised Tables”) provide information relating to prior real estate investment programs sponsored by our Advisor (“Prior Programs”). References in the Revised Tables to “the Company,” “we,” “us,” “our” and “ours” refer to G REIT, Inc., and references to “our Advisor” or “the Advisor” refer to Triple Net Properties, LLC.
      As of June 30, 2003, our Advisor served as an advisor, sponsor or manager to 53 real estate investment programs formed for the purpose of acquiring and operating commercial real estate properties. As of June 30, 2003, there were two public REITs (G REIT, Inc. and T REIT, Inc.), one public LLC program (NNN 2002 Value Fund, LLC), one private REIT and 49 other private programs. Our company and T REIT have similar investment objectives because both seek to acquire and operate commercial properties. The difference between the two public REITs is in the focus of the types of commercial properties. Our company focuses on government-oriented properties while T REIT focuses on tax-free states. Our Advisor’s private REIT has similar investment objectives to ours in that it was formed to acquire office and industrial properties as well as retail shopping centers.
      Our Advisor’s public LLC program had as its investment objective to purchase undivided tenant in common interests in up to three properties through a limited liability company. The remaining prior private programs sponsored by our Advisor had as their investment objective to purchase undivided tenant in common interests in a single property through a limited liability company.
      All of these programs had, as their primary investment objective, the acquisition, ownership, operation and eventual sale of real estate.
      You should read these Revised Tables carefully together with the summary information concerning the Prior Programs as set forth in “Prior Performance Summary” attached as Appendix A.
      Investors in our company will not own any interest in the prior programs and should not assume that they will experience returns, if any, comparable to those experienced by investors in the prior programs.
      Our Advisor is responsible for managing our day-to-day business affairs and assets, administering our bookkeeping and accounting functions, serving as our consultant in connection with policy decisions to be made by our board of directors, managing or causing to be managed our properties, and rendering other property level services as our board of directors deems necessary. The financial results of the Prior Programs thus provide an indication of our Advisor’s performance of its obligations during the periods covered. However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.
      The following tables are included herein:

Table

Table I — Experience in Raising and Investing Funds (Unaudited)
Table II — Compensation to Sponsor (Unaudited)
Table III — Operating Results of Prior Programs (Unaudited)
Table IV — Results of Completed Programs (Unaudited)
Table V — Sales or Disposals of Properties (Unaudited)

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
EXPLANATION OF DIFFERENCES — PUBLIC PROGRAMS
June 30, 2003
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The historical tables overstated the aggregate Dollar Amount Raised for all public programs for the period from inception of public program sales (February 22, 2000) to June 30, 2003 by approximately $2,069,000. The overstatement was a result of including in the Dollar Amount Raised funds that were raised for NNN 2002 Value Fund, LLC after June 30, 2003 through the program’s conclusion on July 14, 2003.
      Changes in Percent Leveraged for T REIT, Inc. from the amount presented in the historical tables are attributable primarily to restatements of unconsolidated real estate and properties held for sale relating to discontinued operations.
      The historical tables included in the amount of Cash Down Payment for T REIT, Inc. the amount of an acquisition fee payable to the Advisor. This amount, representing approximately 0.5% of the total amount of T REIT’s Dollar Amount Raised, has been reclassified in the revised tables as Acquisition Fees Paid to Affiliates.

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
PUBLIC PROGRAMS
June 30, 2003

		NNN 2002 Value		Total All Public
	T REIT, Inc.	Fund, LLC	G REIT, Inc.	Programs

Dollar Amount Offered	$100,000,000	$30,000,000	$200,000,000	$330,000,000

Dollar Amount Raised	46,395,000	27,730,000	71,778,000	$145,903,000

Percentage Amount Raised	46.4%	92.4%	35.9%	44.2%

Less Offering Expenses:
Selling Commissions	8.0%	8.0%	7.5%
Marketing Support & Due Diligence Reimbursement	1.5%	2.5%	2.0%
Organization & Offering Expenses	2.5%	2.5%	2.5%
Due Diligence Allowance	—	—	—
Reserves	—	8.0%	—

Percent Available for Investment	88.0%	79.0%	88.0%
Acquisition Cost:
Cash Down Payment	87.5%	71.0%	87.5%
Loan Fees and Costs	—	2.5%	—
Acquisition Fees Paid to Affiliates	0.5%	5.5%	0.5%

Total Acquisition Cost	88.0%	79.0%	88.0%

Percent Leveraged	34.0%	69.0%	58.0%
Date Offering Began	22-Feb-00	15-May-02	22-Jul-02
Date Offering Ended	31-May-02	14-Jul-03	Open
Length of Offering (days)	830	426	Open
Days to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)	829	400	N/A
Number of Investors
Shareholders	2,040	—	3,246	5,286
LLC Members	—	573	—	573
Tenants In Common	—	—	—	—

Total	2,040	573	3,246	5,859

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
June 30, 2003
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The aggregate Dollar Amount Offered appearing in the historical tables incorrectly included amounts invested by one or more TICs in the properties held by NNN 2000 Value Fund, LLC and NNN Park Sahara, LLC that were invested in outside of those programs. The historical tables also understated the Dollar Amount Offered for Market Center, LLC and NNN Congress Center, LLC. The net effect of these corrections is approximately $4,040,000 for all of the programs in the revised tables. Similarly, the aggregate Dollar Amount Raised appearing the historical tables incorrectly included amounts invested by one or more TICs in the properties held by NNN Redevelopment Fund, VIII, LLC, NNN 2000 Value Fund, LLC, but that were invested outside of those programs, and understated the amounts raised for Market Center, LLC, NNN Congress Center, LLC and NNN County Center Drive, LLC. The net effect of these corrections is approximately $3,918,000 for all of the programs in the revised tables.
      Certain revisions to the Offering Expense and Acquisition Cost line item allocations have been made to conform to the information contained in the supplements to the Private Placement Memorandums, or PPMs, used for the Private Programs. These revisions appearing in the revised tables were generally required because data in the historical tables was taken from the original PPMs rather than from the most current supplements to the PPMs.
      For several of the Private Programs, the historical Acquisition Fees Paid to Affiliates percentage was misclassified. In several cases, the listed percentage actually represents closing and carrying costs pursuant to the Estimated Use of Proceeds in the PPMs of the affected programs. Several of these mislabeled percentages have been reclassified in the revised tables to Cash Down Payment or other line items to reflect proper allocations (see explanatory notes for Table II).
      The revised tables also separate the number of investors in each program into three types: shareholders, LLC members and Tenants In Common (TICs).

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

			Truckee	Yerington	NNN	NNN	NNN	NNN
	Telluride		River Office	Shopping	Fund VIII,	Town &	‘A’ Credit	Redevelopment
	Barstow, LLC	WREIT, Inc.	Tower, LLC	Center, LLC	LLC	Country, LLC	TIC, LLC	Fund VIII, LLC

Dollar Amount Offered	$1,620,000	$50,000,000	$5,550,000	$1,625,000	$8,000,000	$7,200,000	$2,500,000	$8,000,000

Dollar Amount Raised	1,619,550	14,051,000	5,550,000	1,625,000	8,000,000	7,200,000	2,500,000	7,378,778

Percentage Amount Raised	100.0%	28.1%	100.0%	100.0%	100.0%	100.0%	100.0%	92.2%

Less Offering Expenses:
Selling Commissions	10.0%	8.0%	10.0%	10.0%	8.0%	10.0%	8.0%	8.0%
Marketing Support & Due Diligence Reimbursement	0.0%	0.0%	0.0%	0.0%	2.0%	0.0%	2.0%	2.0%
Organization & Offering Expenses(a)	2.5%	4.5%	3.0%	4.9%	3.0%	3.0%	3.5%	3.5%
Due Diligence Allowance(b)	1.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%
Reserves	3.1%	1.5%	2.3%	7.8%	2.0%	2.0%	6.1%	9.5%

Percent Available for Investment	82.9%	85.5%	84.2%	76.8%	84.5%	84.5%	79.9%	76.5%
Acquisition Cost:
Cash Down Payment	80.4%	83.0%	75.0%	70.2%	77.5%	74.3%	73.8%	74.0%
Loan Fees	1.0%	2.5%	5.2%	2.0%	2.5%	5.7%	2.1%	2.5%
Acquisition Fees Paid to Affiliates	1.5%	0.0%	4.0%	4.6%	4.5%	4.5%	4.0%	0.0%

Total Acquisition Cost	82.9%	85.5%	84.2%	76.8%	84.5%	84.5%	79.9%	76.5%

Percent Leveraged	N/A	64%	74%	69%	75%	104%	71%	75%
Date Offering Began	1-Jun-98	1-Jul-98	21-Aug-98	15-Dec-98	22-Feb-99	10-May-99	10-Aug-99	27-Aug-99
Date Offering Ended	16-Dec-98	27-Apr-00	15-Jul-99	3-Aug-99	7-Mar-00	29-Mar-00	12-Feb-01	5-Jun-00
Length of Offering (days)	199	667	329	232	380	325	553	284
Days to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)	47	654	104	84	199	116	338	265
Number of Investors
Shareholders	—	345		—	—	—	—	—
LLC Members	12	—	64	5	95	56	15	168
Tenants In Common	3	—	7	7	25	9	12	—

Total	15	345	71	12	120	65	27	168

(a)	Includes legal, accounting, printing and other offering expenses, including amounts for the reimbursement for marketing, salaries and direct expenses of employees engaged in marketing and other organization expenses.

(b)	Nonaccountable due diligence reimbursement to Selling Group.

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

			NNN
	NNN	NNN	Westway			NNN		NNN
	Exchange	Tech	Shopping	Kiwi	NNN	Rocky Mount.	Market	Sacramento	NNN
	Fund III,	Fund III,	Center,	Assoc,	2000 Value	Exchange,	Centre,	Corp Ctr,	Dry Creek
	LLC	LLC	LLC	LLC	Fund, LLC	LLC	LLC	LLC	Centre, LLC

Dollar Amount Offered	$6,300,000	$3,700,000	$3,300,000	$2,800,000	$4,816,000	$2,670,000	$1,330,000	$12,000,000	$3,500,000

Dollar Amount Raised	6,300,000	3,698,750	3,278,250	2,681,352	4,816,000	2,670,000	1,330,000	12,000,000	3,500,000

Percentage Amount Raised	100.0%	100.0%	99.3%	95.8%	100.0%	100.0%	100.0%	100.0%	100.0%

Less Offering Expenses:
Selling Commissions	10.0%	8.0%	8.0%	8.0%	9.5%	8.5%	8.0%	8.0%	8.0%
Marketing Support & Due Diligence Reimbursement	0.0%	2.0%	2.5%	2.0%	0.0%	2.0%	1.5%	1.5%	1.5%
Organization & Offering Expenses(a)	3.5%	3.5%	3.5%	3.5%	4.0%	4.0%	1.5%	4.0%	3.5%
Due Diligence Allowance(b)	0.5%	0.5%	0.0%	0.5%	0.5%	0.0%	0.5%	0.5%	0.0%
Reserves	10.5%	8.2%	5.4%	6.9%	5.4%	4.5%	10.8%	7.0%	3.3%

Percent Available for Investment	75.5%	77.8%	80.6%	79.1%	80.6%	81.0%	77.7%	79.0%	83.7%
Acquisition Cost:
Cash Down Payment	69.0%	68.9%	73.9%	72.8%	73.9%	74.5%	73.2%	74.5%	80.1%
Loan Fees	2.0%	4.4%	2.2%	1.8%	2.2%	2.0%	4.5%	0.0%	3.6%
Acquisition Fees Paid to Affiliates	4.5%	4.5%	4.5%	4.5%	4.5%	4.5%	0.0%	4.5%	0.0%

Total Acquisition Cost	75.5%	77.8%	80.6%	79.1%	80.6%	81.0%	77.7%	79.0%	83.7%

Percent Leveraged	71%	70%	74%	N/A	N/A	74%	63%	70%	73%
Date Offering Began	15-Sep-99	21-Feb-00	26-Apr-00	9-Jun-00	15-Jul-00	25-Jul-00	1-Sep-00	8-Nov-00	15-Nov-00
Date Offering Ended	31-May-00	20-Jun-00	7-Feb-01	4-Feb-01	27-Feb-01	15-Feb-01	17-Nov-00	21-May-01	31-Jan-01
Length of Offering (days)	260	121	288	241	228	206	78	195	78
Days to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)	171	117	163	71	228	129	78	148	78
Number of Investors
Shareholders	—	—	—	—	—	—	—	—	—
LLC Members	10	13	23	13	125	—	—	56	1
Tenants In Common	18	15	16	11	—	14	7	16	15

Total	28	28	39	24	125	14	7	72	16

(a)	Includes legal, accounting, printing and other offering expenses, including amounts for the reimbursement for marketing, salaries and direct expenses of employees engaged in marketing and other organization expenses.

(b)	Nonaccountable due diligence reimbursement to Selling Group.

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

							NNN	NNN
	NNN 2001	NNN	NNN	NNN Reno	NNN	NNN LV	Timberhills	Addison	NNN
	Value	Camelot	Washington	Trademark,	One Gateway	1900 Aerojet	Shop Ctr,	Com Ctr,	County Center
	Fund, LLC	Plaza, LLC	Square, LLC	LLC	Plaza, LLC	Way, LLC	LLC	LLC	Drive, LLC

Dollar Amount Offered	$11,000,000	$2,400,000	$3,000,000	$3,850,000	$4,200,000	$2,000,000	$3,700,000	$3,650,000	$3,125,000

Dollar Amount Raised	10,992,321	2,400,000	3,000,000	3,850,000	4,197,500	2,000,000	3,695,375	3,650,000	3,125,000

Percentage Amount Raised	99.9%	100.0%	100.0%	100.0%	99.9%	100.0%	99.9%	100.0%	100.0%

Less Offering Expenses:
Selling Commissions	8.0%	8.0%	8.0%	8.0%	8.0%	7.5%	8.0%	8.0%	8.0%
Marketing Support & Due Diligence Reimbursement	2.5%	2.5%	2.5%	2.5%	1.5%	2.0%	2.5%	2.5%	2.5%
Organization & Offering Expenses(a)	3.5%	5.0%	4.0%	4.0%	4.0%	3.0%	4.0%	4.0%	4.0%
Due Diligence Allowance(b)	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	0.0%	0.0%
Reserves	20.6%	7.7%	4.0%	2.2%	4.0%	9.1%	2.7%	5.1%	4.5%

Percent Available for Investment	65.4%	76.8%	81.5%	83.3%	81.5%	78.4%	82.8%	80.4%	81.0%
Acquisition Cost:
Cash Down Payment	60.0%	72.8%	79.9%	82.3%	79.0%	76.1%	81.1%	78.0%	79.0%
Loan Fees	2.4%	4.0%	1.6%	1.0%	2.5%	2.3%	1.7%	2.4%	2.0%
Acquisition Fees Paid to Affiliates	3.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Acquisition Cost	65.4%	76.8%	81.5%	83.3%	81.5%	78.4%	82.8%	80.4%	81.0%

Percent Leveraged	50%	64%	66%	62%	73%	69%	68%	72%	57%
Date Offering Began	12-Mar-01	30-Mar-01	1-May-01	30-May-01	8-Jun-01	26-Jul-01	31-Jul-01	16-Aug-01	18-Sep-01
Date Offering Ended	30-Jun-02	3-Dec-01	21-Nov-01	26-Sep-01	25-Sep-01	31-Aug-01	27-Nov-01	2-Apr-02	6-Feb-02
Length of Offering (days)	476	249	205	120	110	37	120	230	142
Days to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)	453	147	205	120	110	37	120	135	142
Number of Investors
Shareholders	—	—	—	—	—	—	—	—	—
LLC Members	266	—	—	—	2	—	1	6	1
Tenants In Common	—	13	18	9	10	10	13	10	20

Total	266	13	18	9	12	10	14	16	21

(a)	Includes legal, accounting, printing and other offering expenses, including amounts for the reimbursement for marketing, salaries and direct expenses of employees engaged in marketing and other organization expenses.

(b)	Nonaccountable due diligence reimbursement to Selling Group.

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

					NNN
	NNN City	NNN	NNN City	NNN Titan	Pacific	NNN	NNN	NNN	NNN
	Center West	Arapahoe II,	Center West	Bldg. &	Corporate	North Reno	Brookhollow	1397 Galleria	Bryant Ranch
	‘B’, LLC	LLC	‘A’, LLC	Plaza, LLC	Park 1, LLC	Plaza, LLC	LLC	Drive, LLC	LLC

Dollar Amount Offered	$8,200,000	$4,000,000	$3,500,000	$2,500,000	$5,800,000	$2,750,000	$6,550,000	$1,950,000	$5,000,000

Dollar Amount Raised	8,200,000	4,000,000	1,237,803	2,219,808	5,800,000	2,750,000	6,550,000	1,950,000	5,000,000

Percentage Amount Raised	100.0%	100.0%	35.4%	88.8%	100.0%	100.0%	100.0%	100.0%	100.0%

Less Offering Expenses:
Selling Commissions	8.0%	8.0%	8.0%	8.0%	0.0%	8.0%	8.0%	8.0%	8.0%
Marketing Support & Due Diligence Reimbursement	2.5%	2.5%	2.5%	2.5%	1.0%	2.5%	2.5%	2.5%	2.5%
Organization & Offering Expenses(a)	4.0%	4.0%	4.0%	3.0%	1.0%	4.0%	4.0%	4.0%	4.0%
Due Diligence Allowance(b)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Reserves	4.6%	4.6%	2.7%	3.8%	7.5%	14.6%	3.3%	5.5%	8.6%

Percent Available for Investment	80.9%	80.9%	82.8%	82.7%	90.5%	70.9%	82.2%	80.0%	76.9%
Acquisition Cost:
Cash Down Payment	79.0%	78.5%	77.6%	77.1%	87.6%	68.6%	80.5%	77.5%	74.1%
Loan Fees	1.9%	2.4%	1.2%	1.6%	2.9%	2.3%	1.7%	2.5%	2.8%
Acquisition Fees Paid to Affiliates	0.0%	0.0%	4.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Acquisition Cost	80.9%	80.9%	82.8%	82.7%	90.5%	70.9%	82.2%	80.0%	76.9%

Percent Leveraged	69%	61%	58%	63%	42%	74%	66%	56%	61%
Date Offering Began	31-Oct-01	11-Feb-02	12-Feb-02	18-Feb-02	11-Mar-02	31-Mar-02	12-Apr-02	24-May-02	10-Jun-02
Date Offering Ended	15-Jun-02	20-Jun-02	15-Mar-02	28-May-02	25-Jun-02	19-Jun-02	5-Jul-02	23-Oct-02	12-Nov-02
Length of Offering (days)	228	130	32	100	107	81	85	153	156
Days to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)	227	68	32	100	51	81	83	138	117
Number of Investors
Shareholders	—	—	—	—	—	—	—	—	—
LLC Members	2	2	—	—	46	3	11	1	8
Tenants In Common	16	19	3	5	—	14	19	14	21

Total	18	21	3	5	46	17	30	15	29

(a)	Includes legal, accounting, printing and other offering expenses, including amounts for the reimbursement for marketing, salaries and direct expenses of employees engaged in marketing and other organization expenses.

(b)	Nonaccountable due diligence reimbursement to Selling Group.

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

			NNN		NNN
	NNN 4241	NNN	Alamosa	NNN	Kahana	NNN	NNN	NNN
	Bowling	Wolf Pen	Plaza,	Saddleback,	Gateway,	Springtown	Congress	Park Sahara,
	Green, LLC	Plaza, LLC	LLC	LLC	LLC	Mall, DST	Center LLC	LLC

Dollar Amount Offered	$2,850,000	$5,500,000	$6,650,000	$3,865,800	$8,140,000	$2,550,000	$36,073,294	$4,953,000

Dollar Amount Raised	2,850,000	5,500,000	6,650,000	3,865,800	8,140,000	2,550,000	36,028,720	4,953,000

Percentage Amount Raised	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	99.9%	100.0%

Less Offering Expenses:
Selling Commissions	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%
Marketing Support & Due Diligence Reimbursement	2.5%	2.5%	2.5%	2.5%	2.5%	2.5%	2.5%	2.5%
Organization & Offering Expenses(a)	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
Due Diligence Allowance(b)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Reserves	7.0%	8.2%	5.6%	11.2%	3.7%	10.2%	8.9%	8.1%

Percent Available for Investment	78.5%	77.3%	79.9%	74.3%	81.8%	75.3%	76.6%	77.4%
Acquisition Cost:
Cash Down Payment	76.0%	74.9%	77.7%	69.4%	80.1%	72.7%	74.7%	75.6%
Loan Fees	2.5%	2.4%	2.2%	4.9%	1.7%	2.6%	1.9%	1.8%
Acquisition Fees Paid to Affiliates	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Acquisition Cost	78.5%	77.3%	79.9%	74.3%	81.8%	75.3%	76.6%	77.4%

Percent Leveraged	59%	74%	72%	65%	66%	71%	69%	68%
Date Offering Began	14-Jun-02	1-Jul-02	18-Jul-02	30-Aug-02	9-Oct-02	10-Oct-02	15-Oct-02	25-Oct-02
Date Offering Ended	27-Dec-02	23-Oct-02	25-Oct-02	29-Oct-02	6-Mar-03	21-Mar-03	Open	17-Mar-03
Length of Offering (days)	197	115	100	61	149	163	Open	144
Days to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)	133	86	83	50	134	112	157	144
Number of Investors
Shareholders	—	—	—	—	—	—	—	—
LLC Members	1	1	1	1	10	3	83	1
Tenants In Common	17	14	14	7	15	11	15	11

Total	18	15	15	8	25	14	98	12

(a)	Includes legal, accounting, printing and other offering expenses, including amounts for the reimbursement for marketing, salaries and direct expenses of employees engaged in marketing and other organization expenses.
(b) Nonaccountable due diligence reimbursement to Selling Group.

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

	NNN	NNN	NNN	NNN	NNN	NNN	NNN
	Parkwood	Beltline-Royal	Parkway	Buschwood,	1851 E. First	Netpark,	602 Sawyer,
	Complex, LLC	Ridge, LLC	Towers, DST	LLC	Street, LLC	LLC	LLC

Dollar Amount Offered	$7,472,000	$4,900,000	$7,350,000	$3,200,000	$20,500,000	$23,700,000	$4,700,000

Dollar Amount Raised	7,472,000	4,490,500	6,713,762	3,200,000	20,468,500	23,492,250	4,207,625

Percentage Amount Raised	100.0%	91.6%	91.3%	100.0%	99.8%	99.1%	89.5%

Less Offering Expenses:
Selling Commissions	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%
Marketing Support & Due Diligence Reimbursement	2.5%	2.5%	2.5%	2.5%	2.5%	2.5%	2.5%
Organization & Offering Expenses(a)	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
Due Diligence Allowance(b)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Reserves	8.0%	7.9%	11.0%	6.9%	8.0%	8.3%	8.9%

Percent Available for Investment	77.5%	77.6%	74.5%	78.6%	77.5%	77.2%	76.6%
Acquisition Cost:
Cash Down Payment	73.2%	76.2%	73.2%	76.9%	74.7%	68.2%	75.1%
Loan Fees	4.3%	1.4%	1.3%	1.7%	2.8%	3.1%	1.5%
Acquisition Fees Paid to Affiliates	0.0%	0.0%	0.0%	0.0%	0.0%	5.9%	0.0%

Total Acquisition Cost	77.5%	77.6%	74.5%	78.6%	77.5%	77.2%	76.6%

Percent Leveraged	73%	64%	47%	65%	74%	66%	64%
Date Offering Began	28-Oct-02	8-Nov-02	18-Nov-02	20-Dec-02	14-Feb-03	18-Mar-03	28-Mar-03
Date Offering Ended	23-Apr-03	Open	Open	25-Mar-03	Open	Open	Open
Length of Offering (days)	178	Open	Open	96	Open	Open	Open
Days to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)	80	145	225	96	123	86	Open
Number of Investors
Shareholders	—	—	—	—	—	—	—
LLC Members	13	3	1	1	51	24	5
Tenants In Common	10	17	21	12	17	24	18

Total	23	20	22	13	68	48	23

(a)	Includes legal, accounting, printing and other offering expenses, including amounts for the reimbursement for marketing, salaries and direct expenses of employees engaged in marketing and other organization expenses.
(b) Nonaccountable due diligence reimbursement to Selling Group.

TABLE I — REVISED
EXPERIENCE IN RAISING AND INVESTING FUNDS (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

			Program Totals
	Total All	Total Affiliated	Without Affiliated
	Private	Program	Program
	Programs	Ownership	Ownership

Dollar Amount Offered	$344,490,094	$27,190,082	$317,300,012

Dollar Amount Raised	$303,398,644	$27,190,082	$276,208,562

Percentage Amount Raised	88.1%	100.0%	87.0%

Less Offering Expenses:
Selling Commissions
Marketing Support & Due Diligence Reimbursement
Organization & Offering Expenses(a)
Due Diligence Allowance(b)
Reserves
Percent Available for Investment
Acquisition Cost:
Cash Down Payment
Loan Fees
Acquisition Fees Paid to Affiliates
Total Acquisition Cost
Percent Leveraged
Date Offering Began
Date Offering Ended
Length of Offering (days)
Days to Invest 90% of Amount Available for Investment (Measured from Beginning of Offering)
Number of Investors
Shareholders	345	—	345
LLC Members	1,204	3	1,201
Tenants In Common	612	2	610

Total	2,161	5	2,156

(a)	Includes legal, accounting, printing and other offering expenses, including amounts for the reimbursement for marketing, salaries and direct expenses of employees engaged in marketing and other organization expenses.
(b) Nonaccountable due diligence reimbursement to Selling Group.

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
EXPLANATION OF DIFFERENCES — PUBLIC PROGRAMS
June 30, 2003
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The historical tables overstated the aggregate Dollar Amount Raised for all public programs for the period from inception of public program sales (February 22, 2000) to June 30, 2003 by approximately $2,069,000. The overstatement was a result of including in the Dollar Amount Raised funds that were raised for NNN 2002 Value Fund, LLC after June 30, 2003 through the program’s conclusion on July 14, 2003.
      The aggregate Amount Paid to Sponsor from Proceeds of the Offering for all public programs was overstated by $1,307,000 for the period from inception of public program sales (February 22, 2000) to June 30, 2003 as a result of the following errors: (1) an overstatement of $725,000 resulting from incorrectly including the amounts for real estate commissions for NNN 2002 Value Fund, LLC, which amounts have now been reclassified in a new line item and (2) an additional net overstatement of approximately $582,000 due to the historical practice of reporting as amounts paid to the Sponsor (the Advisor) the more conservative maximum amount of the offering that could be paid to the Sponsor (derived from the maximum percentages set forth in the respective Private Placement Memorandums, or PPMs), and from the erroneous inclusion of proceeds from the sale of member interests in NNN 2002 Value Fund, LLC occurring after June 30, 2003.
      The revised tables include a new line item for Real Estate Commissions — Acquisitions, which were not reported in the historical tables. The aggregate amount of $4,094,500 of Real Estate Commissions — Acquisitions reported in the revised tables for all public programs includes $725,000 in real estate commissions for NNN 2002 Value Fund, LLC, that, as described above, were reported in the historical tables in Amount Paid to Sponsor from Proceeds of the Offering; the balance represents commissions not previously reported.
      The historical tables overstated the aggregate Dollar Amount of Cash Generated from Operations before deducting Payments to Sponsor from inception of public program sales to June 30, 2003 by approximately $1,522,000. The overstatement was the result of (1) clerical errors in computations of adding back amounts paid to Sponsor and (2) corrections to the Amounts Paid to Sponsor as further described below.
      The aggregate Amounts Paid to Sponsor for Year 2001 was understated in the historical tables by $90,000 as a net result of (a) a failure to report an asset management fee payment of $157,000 from T REIT, Inc. (repaid by the Sponsor in 2002) offset by (b) the overstatement by $67,000 of leasing commissions paid to Sponsor for T REIT, Inc. as a result of erroneously including payments to third parties in the amount paid to the Sponsor.
      The aggregate Amounts Paid to Sponsor for Year 2002 was overstated in the historical tables by $150,000, primarily as a result of the failure to include the repayment of the asset management fee from the Sponsor to T REIT, Inc. described above.
      The aggregate Amounts Paid to Sponsor for the six months ended June 30, 2003 was overstated in the historical tables by $216,000, primarily as a result of the improper inclusion of (1) payments to third parties, (2) amounts accrued, but not actually paid and (3) property management fees where 100% of the fees paid for management of a property were reported rather than only the portion of the fees relating to the program’s actual ownership interest.

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
PUBLIC PROGRAMS
June 30, 2003

		NNN 2002 Value		Total Public
	T REIT, Inc.	Fund, LLC	G REIT, Inc.	Programs

Date Offering Commenced	22-Feb-00	15-May-02	22-Jul-02
Dollar Amount Raised	$46,395,000	$27,730,000	$71,778,000	$145,903,000

Amounts Paid to Sponsor from Proceeds of Offering: (inception to June 30, 2003)
Selling Commissions to Selling Group Members	$2,065,000	$2,498,000	$5,482,000	$10,045,000
Marketing Support & Due Diligence Reimbursement	1,567,000	762,000	401,000	2,730,000
Organization & Offering Expenses	620,000	32,000	1,917,000	2,569,000
Due Diligence Allowance		—		—
Loan Fees		—		—
Acquisition Fees		914,000		914,000

Totals	$4,252,000	$4,206,000	$7,800,000	$16,258,000

Amounts paid to Sponsor for Real Estate Commissions and Dispositions Fees	$927,500	$1,730,000	$1,437,000	$4,094,500

Dollar Amount of Cash Generated from Operations
Before Deducting Payments to Sponsor	$2,164,000	$1,266,000	$1,536,000	$4,966,000

Amounts Paid to Sponsor from Operations — Year 1998
Property Management Fees				$—
Asset Management Fees				—
Leasing Commissions				—

Totals	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 1999
Property Management Fees				$—
Asset Management Fees				—
Leasing Commissions				—

Totals	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2000
Property Management Fees				$—
Asset Management Fees				—
Leasing Commissions				—

Totals	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2001
Property Management Fees	$106,000			$106,000
Asset Management Fees	157,000			157,000
Leasing Commissions	1,000			1,000

Totals	$264,000	$—	$—	$264,000

Amounts Paid to Sponsor from Operations — Year 2002
Property Management Fees	$225,000	$21,000	$24,000	$270,000
Asset Management Fees	(157,000)			(157,000)
Leasing Commissions	13,000			13,000

Totals	$81,000	$21,000	$24,000	$126,000

Amounts Paid to Sponsor from Operations — Six Months Ended June 30, 2003
Property Management Fees	$181,000	$69,000	$172,000	$422,000
Asset Management Fees	—	—	—	—
Leasing Commissions	28,000	—	6,000	34,000

Totals	$209,000	$69,000	$178,000	$456,000

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
June 30, 2003
      These tables should be read together with the Prior Performance Summary in Appendix A.
      This revised table includes two new line items not previously included in the historical tables. Loan Fees includes fees paid to the Advisor for securing either acquisition debt or refinancings. The aggregate Loan Fees that were paid to the Advisor for the period from January 1999 through June 30, 2003 and not previously reflected in the historical tables is $925,731. Amounts Paid to Sponsor by Seller at Acquisition for Real Estate Commissions includes fees paid to the sponsor (the Advisor) for its assistance in securing the acquisition of the relevant property. The aggregate Real Estate Commissions that were paid to the Advisor for the period from January 1999 through June 30, 2003 and not previously reflected in the historical tables is $15,248,031.
      Due to an error in the way the Amounts Paid to Sponsor for Acquisition Fees were allocated, the historical tables overstated the Amount Paid to Sponsor for Acquisition Fees by $3,208,011. This difference corresponds with the Table I explanation.
      The Aggregate Dollar Amount of Cash Generated from Operations Before Deducting Payments to Sponsor is derived from the cumulative amounts from Table III of Cash Generated from Operations for all programs presented after adding back the fees paid to sponsor. Cash Generated from Operations is derived from Table III’s Taxable Income from Operations by adding back non-cash items such as depreciation, amortization and accrual adjustments. The aggregate and cumulative difference from May 1998 through June 30, 2003 is $5,587,651. The differences are due to the following differences to Taxable Income from Operations: (1) the single error in Gross Revenue in 2000 of $2,050,000, (2) cumulative underreported asset management fees, direct LLC expenses and other owner’s expenses and (3) cumulative operating revenue and expense adjustments for programs that reported 100% of a property’s results in the historical tables but should only have reported the portion of the results attributable to the program’s percentage ownership interest in the property. These three adjustments are described in more detail by year in the explanatory notes to Table III.
      The revised tables reflect increases in two line items (Amounts Paid to Sponsor From Operations for Property Management Fees and Amounts Paid to Sponsor From Operations for Leasing Commissions) resulting from a correction in the way the Company reflects payments made to third party property managers and leasing brokers. Because these payments were often made directly to the third party managers and brokers from the program’s operations, the amounts were not included in the historical tables as amounts paid to the Advisor. However, in accordance with submanagement agreements the payments should have first been paid to the Advisor, with the Advisor then paying the third party managers and brokers. The revised tables now properly reflect these payments in Amounts Paid to Sponsor From Operations for Property Management Fees and Amounts Paid to Sponsor From Operations for Leasing Commissions. These adjustments, however, resulted in no additional expenses to the programs and did not change the cash flows of the programs.

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

			Truckee	Yerington		NNN		NNN	NNN	NNN
	Telluride		River Office	Shopping	NNN	Town &	NNN	Redevelopment	Exchange	Tech
	Barstow,	WREIT,	Tower,	Center,	Fund VIII,	Country,	‘A’ Credit	Fund VIII,	Fund III,	Fund III,
	LLC	Inc.	LLC	LLC	LLC	LLC	TIC, LLC	LLC	LLC	LLC

Date Offering Commenced	1-Jun-98	1-Jul-98	21-Aug-98	15-Dec-98	22-Feb-99	10-May-99	10-Aug-99	27-Aug-99	15-Sep-99	21-Feb-00
Dollar Amount Raised	$1,619,550	$14,051,000	$5,550,000	$1,625,000	$8,000,000	$7,200,000	$2,500,000	$7,378,778	$6,300,000	$3,698,750

Amounts Paid to Sponsor from Proceeds of Offering:
Selling Commissions to Selling Group Members	$161,955	$1,124,080	$555,000	$162,500	$640,000	$720,000	$200,000	$590,302	$630,000	$295,900
Marketing Support & Due Diligence Reimbursement	—	—	—	—	160,000	—	50,000	147,576	—	73,975
Organization & Offering Expenses	40,489	632,295	166,500	79,625	240,000	216,000	87,500	258,257	220,500	129,456
Due Diligence Allowance	24,293	70,255	27,750	8,125	40,000	36,000	12,500	36,894	31,500	18,494
Loan Fees	—	—	—	—	—	133,750	53,062	14,300	60,175	—
Acquisition Fees	24,293	—	222,000	74,750	360,000	324,000	100,000	335,363	283,500	166,444

Totals	$251,030	$1,826,630	$971,250	$325,000	$1,440,000	$1,429,750	$503,062	$1,382,692	$1,225,675	$684,269

Amounts paid to Sponsor by Seller at Acquisition
Real Estate Commissions — Acquisition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Dollar Amount of Cash Generated from Operations
Before Deducting Payments to Sponsor	$1,113,945	$4,041,589	$5,701,754	$893,836	$3,592,784	$3,891,715	$1,082,872	$3,353,000	$1,756,773	$2,122,704

Amounts Paid to Sponsor from Operations — Year 1998
Property Management Fees	$23,930	$15,236	$9,390	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	12,659	20,907	6,781	—	—	—	—	—	—	—
Leasing Commissions	6,453	—	—	—	—	—	—	—	—	—

Totals	$43,042	$36,143	$16,171	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 1999
Property Management Fees	$31,264	$223,126	$129,204	$17,599	$74,551	$86,309	$7,885	$7,164		$—
Asset Management Fees	36,315	133,251	80,500	6,264	155,585	80,000	11,343	14,234		—
Leasing Commissions	4,385	34,360	212,925	—	26,146	52,618	—	—		—

Totals	$71,964	$390,737	$422,629	$23,863	$256,282	$218,927	$19,228	$21,398	$—	$—

Amounts Paid to Sponsor from Operations — Year 2000
Property Management Fees	$27,819	$187,274	$95,941	$27,445	$161,976	$40,468	$38,567	$155,379	$61,999	$48,920
Asset Management Fees	7,326	235,305	—	11,054	83,617	26,800	—	156,060	—	7,250
Leasing Commissions	1,804	59,956	83,390	—	211,099	51,247	16,807	42,121	61,821	24,902

Totals	$36,950	$482,535	$179,331	$38,499	$456,692	$118,515	$55,374	$353,560	$123,820	$81,072

Amounts Paid to Sponsor from Operations — Year 2001
Property Management Fees	$40,967	$203,225	$178,444	$27,808	$210,818	$—	$40,995	$121,702	$—	$77,751
Asset Management Fees	28,357	—	179,653	2,764	30,621	—	—	110,160	—
Leasing Commissions	4,341	21,921	36,364	—	256,687	125,115	49,328	337,495	13,390	30,830

Totals	$73,665	$225,146	$394,461	$30,572	$498,126	$125,115	$90,323	$569,357	$13,390	$108,581

Amounts Paid to Sponsor from Operations — Year 2002
Property Management Fees	$29,754	$212,389	$180,613	$31,265	$367,827	$418,116	$—	$54,558	$—	$—
Asset Management Fees	—	—	128,500	5,894	193,286	—	—	104,346	—	—
Leasing Commissions	11,815	74,459	—	—	152,088	65,878	29,435	153,989	24,389	11,959

Totals	$41,569	$286,848	$309,113	$37,159	$713,201	$483,994	$29,435	$312,893	$24,389	$11,959

Amounts Paid to Sponsor from Operations — at June 30, 2003
Property Management Fees	$—	$56,872	$71,318	$11,940	$87,396	$34,098	$—	$18,304	$—	$97,302
Asset Management Fees	—	—	—	14,340	518,008	59,125	—	—	—	—
Leasing Commissions	—	42,705	7,530	—	21,560	112,363	6,370	98,280	6,294	98,891

Totals	$—	$99,577	$78,848	$26,280	$626,964	$205,586	$6,370	$116,584	$6,294	$196,193

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

	NNN
	Westway		NNN 2000	NNN Rocky		NNN	NNN Dry	NNN 2001	NNN	NNN
	Shopping	Kiwi	Value	Mount.	Market	Sacramento	Creek	Value	Camelot	Washington
	Center,	Assoc,	Fund,	Exchange,	Centre,	Corp Ctr,	Centre,	Fund,	Plaza,	Square,
	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC

Date Offering Commenced	26-Apr-00	9-Jun-00	15-Jul-00	25-Jul-00	1-Sep-00	8-Nov-00	15-Nov-00	12-Mar-01	30-Mar-01	1-May-01
Dollar Amount Raised	$3,278,250	$2,681,352	$4,816,000	$2,670,000	$1,330,000	$12,000,000	$3,500,000	$10,992,321	$2,400,000	$3,000,000

Amounts Paid to Sponsor from Proceeds of Offering:
Selling Commissions to Selling Group Members	$262,260	$214,508	$457,520	$226,950	$106,400	$960,000	$280,000	$879,386	$192,000	$240,000
Marketing Support & Due Diligence Reimbursement	81,956	53,627	—	53,400	19,950	180,000	52,500	274,808	60,000	75,000
Organization & Offering Expenses	114,739	93,847	192,640	106,800	19,950	480,000	122,500	384,731	120,000	120,000
Due Diligence Allowance	—	13,407	24,080	—	6,650	60,000	—	—	—	—
Loan Fees	71,250	50,000	—	—	—	—	40,000	—	—	48,900
Acquisition Fees	147,521	120,661	216,720	120,150	—	540,000	—	329,770	—	—

Totals	$677,726	$546,050	$890,960	$507,300	$152,950	$2,220,000	$495,000	$1,868,695	$372,000	$483,900

Amounts paid to Sponsor by Seller at Acquisition
Real Estate Commissions — Acquisition	$—	$—	$—	$10,000	$—	$227,000	$220,000	$435,000	$250,000	$187,975

Dollar Amount of Cash Generated from Operations
Before Deducting Payments to Sponsor	$1,515,408	$908,791	$1,017,126	$1,330,988	$273,274	$3,876,293	$1,584,096	$780,249	$766,716	$602,517

Amounts Paid to Sponsor from Operations — Year 1998
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 1999
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2000
Property Management Fees	$18,240	$17,990	$—	$—	$31,755	$—	$—	$—	$—	$—
Asset Management Fees	20,794	26,121	—	—	—	—	—	—	—	—
Leasing Commissions	—	2,216	—	—	70,638	—	—	—	—	—

Totals	$39,034	$46,327	$—	$—	$102,393	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2001
Property Management Fees	$73,271	$45,086	$90,625	$65,625	$44,197	$187,429	$67,306	$20,505	$20,443	$—
Asset Management Fees	110,248	30,750	—	21,073	—	—	—		—	—
Leasing Commissions	10,115	12,876	98,400	—	30,398	35,067	—		—	—

Totals	$193,634	$88,712	$189,025	$86,698	$74,595	$222,496	$67,306	$20,505	$20,443	$—

Amounts Paid to Sponsor from Operations — Year 2002
Property Management Fees	$80,115	$79,956	$30,398	$66,964	$25,485	$167,796	$111,245	$134,054	$58,222	$56,772
Asset Management Fees	—	—	—	9,098	—	—	—	—	—	—
Leasing Commissions	31,672	78,255	—	—	33,323	—	—	55,320	—	—

Totals	$111,787	$158,211	$30,398	$76,062	$58,808	$167,796	$111,245	$189,374	$58,222	$56,772

Amounts Paid to Sponsor from Operations — at June 30, 2003
Property Management Fees	$43,414	$14,950	$—	$30,991	$12,536	$196,589	$50,387	$59,132	$24,639	$29,581
Asset Management Fees	—	32,000	—	—	—	—	—	—	—	—
Leasing Commissions	18,539	—	—	48,530	17,775	—	—	120,118	—	6,488

Totals	$61,953	$46,950	$—	$79,521	$30,311	$196,589	$50,387	$179,250	$24,639	$36,069

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

		NNN				NNN	NNN		NNN		NNN
	NNN	One		NNN	NNN	County	City		City	NNN	Pacific
	Reno	Gateway	NNN LV	Timberhills	Addison	Center	Center	NNN	Center	Titan Bldg.	Corporate
	Trademark,	Plaza,	1900 Aerojet	Shop Ctr,	Com Ctr,	Drive,	West ‘B’,	Arapahoe II,	West ‘A’,	& Plaza,	Park 1,
	LLC	LLC	Way, LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC

Date Offering Commenced	30-May-01	8-Jun-01	26-Jul-01	31-Jul-01	16-Aug-01	18-Sep-01	31-Oct-01	11-Feb-02	12-Feb-02	18-Feb-02	11-Mar-02
Dollar Amount Raised	$3,850,000	$4,197,500	$2,000,000	$3,695,375	$3,650,000	$3,125,000	$8,200,000	$4,000,000	$1,237,803	$2,219,808	$5,800,000

Amounts Paid to Sponsor from Proceeds of Offering:
Selling Commissions to Selling Group Members	$308,000	$335,800	$150,000	$295,630	$292,000	$250,000	$656,000	$320,000	$99,024	$177,585	$—
Marketing Support & Due Diligence Reimbursement	96,250	62,963	40,000	92,384	91,250	78,125	205,000	100,000	30,945	55,495	58,000
Organization & Offering Expenses	154,000	167,900	60,000	147,815	146,000	125,000	328,000	160,000	49,512	66,594	58,000
Due Diligence Allowance	—	41,975	—	—	—	—	—	—	—	—	—
Loan Fees	15,000	—	—	—	77,500	—	—	7,500	—	—	—
Acquisition Fees	—	—	—	—	—	—	—	—	49,512	88,792	—

Totals	$573,250	$608,638	$250,000	$535,829	$606,750	$453,125	$1,189,000	$587,500	$228,994	$388,466	$116,000

Amounts paid to Sponsor by Seller at Acquisition
Real Estate Commissions — Acquisition	$183,178	$307,848	$200,000	$212,210	$270,000	$177,500	$759,040	$238,000	$45,675	$128,750	$348,000

Dollar Amount of Cash Generated from Operations
Before Deducting Payments to Sponsor	$565,857	$1,826,419	$418,041	$853,435	$709,885	$499,230	$1,378,834	$769,521	$168,980	$606,500	$723,372

Amounts Paid to Sponsor from Operations — Year 1998
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 1999
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2000
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2001
Property Management Fees	$6,919	$39,134	$7,443	$—	$2,479	$5,239	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	4,150	—	—	—	—	—	—	—

Totals	$6,919	$39,134	$7,443	$4,150	$2,479	$5,239	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2002
Property Management Fees	$(751)	$129,083	$27,211	$65,922	$93,330	$1,746	$—	$40,777	$11,984	$46,248	$64,706
Asset Management Fees	—	—	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	58,576	—	—	—	—	—	—	2,624	1,974	39,687

Totals	$(751)	$187,659	$27,211	$65,922	$93,330	$1,746	$—	$40,777	$14,609	$48,222	$104,393

Amounts Paid to Sponsor from Operations — at June 30, 2003
Property Management Fees	$1,642	$60,644	$11,812	$37,591	$39,249	$3,709	$—	$28,917	$9,785	$20,505	$8,129
Asset Management Fees	—	—	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	7,548	—	12,816	—	—	—	—	2,985	12,935	43,008

Totals	$1,642	$68,192	$11,812	$50,407	$39,249	$3,709	$—	$28,917	$12,770	$33,440	$51,137

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

	NNN	NNN	NNN	NNN	NNN	NNN Wolf	NNN	NNN	NNN
	North Reno	Brookhollow	1397 Galleria	Bryant Ranch	4241 Bowling	Pen Plaza,	Alamosa Plaza,	Saddleback,	Kahana
	Plaza, LLC	LLC	Drive, LLC	LLC	Green, LLC	LLC	LLC	LLC	Gateway, LLC

Date Offering Commenced	31-Mar-02	12-Apr-02	24-May-02	10-Jun-02	14-Jun-02	1-Jul-02	18-Jul-02	30-Aug-02	9-Oct-02
Dollar Amount Raised	$2,750,000	$6,550,000	$1,950,000	$5,000,000	$2,850,000	$5,500,000	$6,650,000	$3,865,800	$8,140,000

Amounts Paid to Sponsor from Proceeds of Offering:
Selling Commissions to Selling Group Members	$220,000	$524,000	$156,000	$400,000	$228,000	$440,000	$532,000	$309,264	$651,200
Marketing Support & Due Diligence Reimbursement	68,750	163,750	48,750	125,000	71,250	137,500	166,250	96,645	203,500
Organization & Offering Expenses	110,000	262,000	78,000	200,000	114,000	220,000	266,000	154,632	325,600
Due Diligence Allowance	—	—	—	—	—	—	—	—	—
Loan Fees	—	26,750	—	—	—	110,385	121,862	—	—
Acquisition Fees	—	—	—	—	—	—	—	—	—

Totals	$398,750	$976,500	$282,750	$725,000	$413,250	$907,885	$1,086,112	$560,541	$1,180,300

Amounts paid to Sponsor by Seller at Acquisition
RealEstate Commissions — Acquisi	$250,000 tion	$360,000	$150,000	$300,000	$251,380	$400,000	$498,400	$241,875	$500,000

Dollar Amount of Cash Generated from Operations
Before Deducting Payments to Sponsor	$345,800	$1,178,108	$150,734	$446,375	$255,099	$614,942	$570,093	$440,915	$521,135

Amounts Paid to Sponsor from Operations — Year 1998
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 1999
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2000
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2001
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2002
Property Management Fees	$37,380	$71,181	$5,291	$10,807	$5,340	$31,718	$17,114	$15,428	$—
Asset Management Fees	—	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	5,371	—	—	—	1,227	—

Totals	$37,380	$71,181	$5,291	$16,178	$5,340	$31,718	$17,114	$16,655	$—

Amounts Paid to Sponsor from Operations — at June 30, 2003
Property Management Fees	$35,275	$62,191	$12,228	$22,570	$23,900	$59,962	$40,783	$15,149	$21,745
Asset Management Fees	—	—	—	—	—	—	—	—	—
Leasing Commissions	500	618	—	26,163	—	4,890	—	38,486	—

Totals	$35,775	$62,809	$12,228	$48,733	$23,900	$64,852	$40,783	$53,635	$21,745

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

				NNN		NNN
	NNN	NNN	NNN	Parkwood	NNN	Parkway	NNN	NNN
	Springtown	Congress	Park Sahara,	Complex,	Beltline-Royal	Towers,	Buschwood,	1851 E. First
	Mall, DST	Center LLC	LLC	LLC	Ridge, LLC	LLC	LLC	Street, LLC

Date Offering Commenced	10-Oct-02	15-Oct-02	25-Oct-02	28-Oct-02	8-Nov-02	18-Nov-02	20-Dec-02	14-Feb-03
Dollar Amount Raised	$2,550,000	$36,028,720	$4,953,000	$7,472,000	$4,490,500	$6,713,762	$3,200,000	$20,468,500

Amounts Paid to Sponsor from Proceeds of Offering:
Selling Commissions to Selling Group Members	$204,000	$2,882,298	$396,240	$597,760	$359,240	$537,101	$256,000	$1,637,480
Marketing Support & Due Diligence Reimbursement	63,750	900,718	123,825	186,800	112,263	167,844	80,000	511,713
Organization & Offering Expenses	102,000	1,441,149	198,120	298,880	179,620	268,550	128,000	818,740
Due Diligence Allowance	—	—	—	—	—	—	—	—
Loan Fees	42,521	—	—	—	—	—	—	—
Acquisition Fees	—	—	—	—	—	—	—	—

Totals	$412,271	$5,224,163	$718,185	$1,083,440	$651,124	$973,494	$464,000	$2,967,933

Amounts paid to Sponsor by Seller at Acquisition
Real Estate Commissions — Acquisition	$240,000	$1,290,000	$304,800	$548,000	$280,000	$2,000,000	$203,400	$1,500,000

Dollar Amount of Cash Generated from Operations
Before Deducting Payments to Sponsor	$266,598	$1,060,105	$270,507	$1,011,408	$101,751	$183,523	$151,579	$—

Amounts Paid to Sponsor from Operations — Year 1998
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 1999
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2000
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2001
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — Year 2002
Property Management Fees	$—	$—	$—	$—	$—	$—	$—	$—
Asset Management Fees	—	—	—	—	—	—	—	—
Leasing Commissions	—	—	—	—	—	—	—	—

Totals	$—	$—	$—	$—	$—	$—	$—	$—

Amounts Paid to Sponsor from Operations — at June 30, 2003
Property Management Fees	$23,504	$185,566	$7,809	$49,440	$2,200	$—	$11,156	$—
Asset Management Fees	—	—	—	—	—	—	—	—
Leasing Commissions	—	143,870	—	5,933	—	1,594	—	—

Totals	$23,504	$329,436	$7,809	$55,373	$2,200	$1,594	$11,156	$—

TABLE II — REVISED
COMPENSATION TO SPONSOR (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

					Total
				Total	Without
	NNN	NNN	Total	Affiliated	Affiliated
	Netpark,	602 Sawyer,	All Private	Program	Program
	LLC	LLC	Programs	Ownership	Ownership

Date Offering Commenced	18-Mar-03	28-Mar-03
Dollar Amount Raised	$23,492,250	$4,207,625	$303,398,644	$27,190,082	$276,208,562

Amounts Paid to Sponsor from Proceeds of Offering:
Selling Commissions to Selling Group Members	$1,879,380	$336,610	$24,329,373	$1,999,206	$22,330,167
Marketing Support & Due Diligence Reimbursement	587,306	105,191	6,114,008	646,752	5,467,256
Organization & Offering Expenses	939,690	168,305	11,561,937	1,021,603	10,540,334
Due Diligence Allowance	—	—	451,923	—	451,923
Loan Fees	—	52,776	925,731	—	925,731
Acquisition Fees	—	—	3,503,476	—	3,503,476

Totals	$3,406,376	$662,882	$46,886,447	$3,667,561	$43,218,886

Amounts paid to Sponsor by Seller at Acquisition
Real Estate Commissions — Acquisition	$1,410,000	$320,000	$15,248,031	$1,317,416	$13,930,615

Dollar Amount of Cash Generated from Operations
Before Deducting Payments to Sponsor	$—	$—	$56,295,176	$725,720	$55,569,456

Amounts Paid to Sponsor from Operations — Year 1998
Property Management Fees	$—	$—	$48,556	$—	$48,556
Asset Management Fees	—	—	40,347	—	40,347
Leasing Commissions	—	—	6,453	—	6,453

Totals	$—	$—	$95,356	$—	$95,356

Amounts Paid to Sponsor from Operations — Year 1999
Property Management Fees	$—	$—	$577,102	$—	$577,102
Asset Management Fees	—	—	517,492	—	517,492
Leasing Commissions	—	—	330,434	—	330,434

Totals	$—	$—	$1,425,028	$—	$1,425,028

Amounts Paid to Sponsor from Operations — Year 2000
Property Management Fees	$—	$—	$913,773	$—	$913,773
Asset Management Fees	—	—	574,327	—	574,327
Leasing Commissions	—	—	626,001	—	626,001

Totals	$—	$—	$2,114,102	$—	$2,114,102

Amounts Paid to Sponsor from Operations — Year 2001
Property Management Fees	$—	$—	$1,577,410	$838	$1,576,572
Asset Management Fees	—	—	513,626	—	513,626
Leasing Commissions	—	—	1,066,477	—	1,066,477

Totals	$—	$—	$3,157,513	$838	$3,156,675

Amounts Paid to Sponsor from Operations — Year 2002
Property Management Fees	$—	$—	$2,780,045	$24,823	$2,755,222
Asset Management Fees	—	—	441,124	—	441,124
Leasing Commissions	—	—	832,042	15,054	816,988

Totals	$—	$—	$4,053,210	$39,877	$4,013,333

Amounts Paid to Sponsor from Operations — at June 30, 2003
Property Management Fees	$—	$—	$1,634,909	$68,698	$1,566,211
Asset Management Fees	—	—	623,473	—	623,473
Leasing Commissions	—	—	906,789	66,725	840,064

Totals	$—	$—	$3,165,171	$135,423	$3,029,748

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
EXPLANATION OF DIFFERENCES — PUBLIC PROGRAMS
All Years
      These tables should be read together with the Prior Performance Summary in Appendix A.
      For all periods, changes in aggregate Net Income — GAAP Basis from the amounts presented in the historical tables are attributable to the reclassification of certain items of income and expense related to discontinued operations pursuant to the application of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), and have no effect on Net Income — GAAP Basis. In addition, the revised tables’ presentation of the results for NNN 2002 Value Fund, LLC for the six months ended June 30, 2003 have been adjusted to present only the portion of the results that are attributable to the program’s percentage ownership in its properties.
      The presentation of the cash flow information appearing in the revised tables has been reformatted (including the addition of several new line items and the inclusion of descriptive changes) to more closely follow the presentation in the audited Consolidated Statement of Cash Flows filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2002. In addition, the application of SFAS 144 has resulted in the reclassification of certain cash flow items.

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PUBLIC PROGRAMS
Year Ending December 31, 2000

	T REIT, Inc.	Total

Gross Revenues	$204,000	$204,000
Profit on Sale of Properties	—	—
Interest, Dividends & Other Income	—	—
Gain on Sale of Marketable Securities	—	—
Equity in Earnings (Loss) of Unconsolidated Real Estate	—	—
Income (Loss) from Discontinued Operations	4,000	4,000
Less: Operating Expenses	33,000	33,000
General and Administrative Expenses	132,000	132,000
Interest Expense	121,000	121,000
Depreciation & Amortization	23,000	23,000
Minority Interest	—	—
Income Taxes	—	—

Net Income — GAAP Basis	$(101,000)	$(101,000)

Taxable Income From:
Operations	(77,000)	(77,000)
Gain on Sale	—	—
Cash Generated From:
Operating Activities	279,000	279,000
Investing Activities	(5,225,000)	(5,225,000)
Financing Activities	5,343,000	5,343,000

Cash Generated From Operations, Investing & Financing	397,000	397,000
Less: Cash Distributions From:
Operating Activities — to Investors	149,000	149,000
Operating Activities — to Minority Interest	—	—
Investing & Financing Activities	—	—
Other (return of capital)	—	—

Cash Generated (Deficiency) after Cash Distributions	248,000	248,000
Less: Special Items (not including Sales & Refinancing)	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$248,000	$248,000

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$(33.73)
— from recapture
Capital Gain (Loss)
Cash Distributions to Investors
Sources (on GAAP basis)
— Operating Activities	65.27
— Investing & Financing Activities
— Other (Return of Capital)	—
Sources (on Cash basis)
— Sales
— Investing & Financing Activities	—
— Operations	$65.27
— Other (Return of Capital)

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PUBLIC PROGRAMS
Year Ending December 31, 2001

	T REIT, Inc.	Total

Gross Revenues	$197,000	$197,000
Profit on Sale of Properties	(178,000)	(178,000)
Interest, Dividends & Other Income	—	—
Gain on Sale of Marketable Securities		—
Equity in Earnings (Loss) of Unconsolidated Real Estate	62,000	62,000
Income (Loss) from Discontinued Operations	27,000	27,000
Less: Operating Expenses	—	—
General and Administrative Expenses	572,000	572,000
Interest Expense	—	—
Depreciation & Amortization	—	—
Minority Interest	—	—
Income Taxes	—	—

Net Income — GAAP Basis	$(464,000)	$(464,000)

Taxable Income From:
Operations	(413,000)	(413,000)
Gain on Sale	(182,000)	(182,000)
Cash Generated From:
Operating Activities	(1,242,000)	(1,242,000)
Investing Activities	(7,492,000)	(7,492,000)
Financing Activities	12,996,000	12,996,000

Cash Generated From Operations, Investing & Financing	4,262,000	4,262,000
Less: Cash Distributions From:
Operating Activities — to Investors	—	—
Operating Activities — to Minority Interest	—	—
Investing & Financing Activities	—	—
Other (return of capital)	863,000	863,000

Cash Generated (Deficiency) after Cash Distributions	3,399,000	3,399,000
Less: Special Items (not including Sales & Refinancing)	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$3,399,000	$3,399,000

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$(29.54)
— from recapture	—
Capital Gain (Loss)	(13.02)
Cash Distributions to Investors
Sources (on GAAP basis)
— Operating Activities	—
— Investing & Financing Activities	—
— Other (Return of Capital)	61.73
Sources (on Cash basis)
— Sales	—
— Investing & Financing Activities	—
— Operations	—
— Other (Return of Capital)	$61.73

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PUBLIC PROGRAMS
Year Ending December 31, 2002

			NNN 2002
	G REIT, Inc.	T REIT, Inc.	Value Fund, LLC	Total

Gross Revenues	$733,000	$304,000	$—	$1,037,000
Profit on Sale of Properties	—	213,000	—	213,000
Interest, Dividends & Other Income	18,000	283,000	2,000	303,000
Gain on Sale of Marketable Securities	—	—	—	—
Equity in Earnings (Loss) of Unconsolidated Real Estate	—	1,126,000	—	1,126,000
Income (Loss) from Discontinued Operations	—	1,042,000	(109,000)	933,000
Less: Operating Expenses	205,000	102,000	—	307,000
General and Administrative Expenses	170,000	539,000	25,000	734,000
Interest Expense	248,000	13,000	40,000	301,000
Depreciation & Amortization	102,000	21,000	—	123,000
Minority Interest	—	—	—	—
Income Taxes	—	—	—	—

Net Income — GAAP Basis	$26,000	$2,293,000	$(172,000)	$2,147,000

Taxable Income From:
Operations	(16,000)	(683,000)	132,000	(567,000)
Gain on Sale	—	284,000	—	284,000
Cash Generated From:
Operating Activities	(609,000)	2,290,000	698,000	2,379,000
Investing Activities	(26,101,000)	(19,279,000)	(7,959,000)	(53,339,000)
Financing Activities	35,259,000	22,334,000	11,619,000	69,212,000

Cash Generated From Operations, Investing & Financing	8,549,000	5,345,000	4,358,000	18,252,000
Less: Cash Distributions From:
Operating Activities — to Investors	—	2,290,000	35,000	2,325,000
Operating Activities — to Minority Interest	—	—	—	—
Investing & Financing Activities	—	—	—	—
Other (return of capital)	170,000	573,000	—	743,000

Cash Generated (Deficiency) after Cash Distributions	8,379,000	2,482,000	4,323,000	15,184,000
Less: Special Items (not including Sales & Refinancing)	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$8,379,000	$2,482,000	$4,323,000	$15,184,000

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$(3.95)	$(17.02)	$67.35
— from recapture	—	—	—
Capital Gain (Loss)	—	7.08	—
Cash Distributions to Investors
Sources (on GAAP basis)
— Operating Activities	—	57.06	17.86
— Investing & Financing Activities	—	—	—
— Other (Return of Capital)	41.98	14.28	—
Sources (on Cash basis)
— Sales	—	—	—
— Investing & Financing Activities	—	—	—
— Operations	—	57.06	17.86
— Other (Return of Capital)	$41.98	$14.28	$—

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PUBLIC PROGRAMS
Six Months Ending June 30, 2003

			NNN 2002
	G REIT, Inc.	T REIT, Inc.	Value Fund, LLC	Total

Gross Revenues	$3,543,000	$506,000	$—	$4,049,000
Profit on Sale of Properties	—	(191,000)	—	(191,000)
Interest, Dividends & Other Income	24,000	65,000	16,000	105,000
Gain on Sale of Marketable Securities	—	—	—	—
Equity in Earnings (Loss) of Unconsolidated Real Estate	107,000	964,000	4,000	1,075,000
Income (Loss) from Discontinued Operations	—	767,000	(104,000)	663,000
Less: Operating Expenses	1,281,000	124,000	—	1,405,000
General and Administrative Expenses	553,000	333,000	69,000	955,000
Interest Expense	867,000	125,000	—	992,000
Depreciation & Amortization	405,000	74,000	—	479,000
Minority Interest	—	—	—	—
Income Taxes	—	—	—	—

Net Income — GAAP Basis	$568,000	$1,455,000	$(153,000)	$1,870,000

Taxable Income From:
Operations	N/A	N/A	N/A	N/A
Gain on Sale	N/A	N/A	N/A	N/A
Cash Generated From:
Operating Activities	1,037,000	1,175,000	287,000	2,499,000
Investing Activities	(43,852,000)	(6,150,000)	(15,272,000)	(65,274,000)
Financing Activities	66,160,000	1,925,000	15,721,000	83,806,000

Cash Generated From Operations, Investing & Financing	23,345,000	(3,050,000)	736,000	21,031,000
Less: Cash Distributions From:
Operating Activities — to Investors	1,037,000	1,175,000	287,000	2,499,000
Operating Activities — to Minority Interest	—	—	—	—
Investing & Financing Activities	252,000	—	—	252,000
Other (return of capital)	—	753,000	327,000	1,080,000

Cash Generated (Deficiency) after Cash Distributions	22,056,000	(4,978,000)	122,000	17,200,000
Less: Special Items (not including Sales & Refinancing)	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$22,056,000	$(4,978,000)	$122,000	$17,200,000

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	N/A	N/A	N/A
— from recapture	—	—	—
Capital Gain (Loss)	—	—	—
Cash Distributions to Investors Sources (on GAAP basis)
— Operating Activities	14.30	25.29	1.03
— Investing & Financing Activities	3.47	—	—
— Other (Return of Capital)	—	16.21	1.18
Sources (on Cash basis)
— Sales	—	—	—
— Investing & Financing Activities	—	—	—
— Operations	—	—	—
— Other (Return of Capital)	$—	$—	$—
Notes

1	T REIT, Inc. information was obtained from the June 30, 2004 Form 10-Q/ A; Financial information in the 10-Q/ A was restated from the original 10-Q filed for June 30, 2003

2	G REIT, Inc. information was obtained from the June 30, 2003 Form 10-Q.

3	NNN 2002 Value Fund, LLC information was obtained from Form 10, Amendment 3, page F-28 Cash flow information is not available.

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
For the Year Ending December 31, 1998
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The historical tables suggested that all Table III results were presented in accordance with GAAP when, in reality, the private program results reported in Table III were reported on an income tax basis. As more fully explained in the Prior Performance Summary in Appendix A, the revised tables report only public programs in accordance with GAAP; private programs are reported on an income tax basis using either the accrual method or cash method of accounting.
      The revised tables for the year ending December 31, 1998 show an overall increase of approximately $360,000 of Cash Generated after Cash Distributions on an aggregate basis for all programs from the amount presented in the historical tables. This difference is due primarily to an increase of approximately $300,000 of Cash Generated from Operations on an aggregate basis. The presentation of cash flow information for WREIT, Inc. in the historical tables was presented on an accrual basis; appropriate adjustments have been made in the revised tables in order to present WREIT’s cash flow information on a cash basis to achieve greater conformity with the information presented for the other private programs. Additionally, the revised tables show approximately $60,000 less in aggregate distributions for the year than was presented in the historical tables. The amount of distributions presented in the revised tables for WREIT, Inc. is approximately $42,000 less than historically presented, as the amount presented in the historical tables was mistakenly taken from financial statements for WREIT, LP, the operating partnership in which WREIT, Inc. holds an ownership interest, rather than those of WREIT, Inc. Telluride Barstow, LLC’s revised distributions are approximately $18,000 less than historically presented, as the revised presentation has been corrected to show only the portion of the distributions that were allocable to that program’s ownership interest in the property. In the aggregate, other line item differences relate to reallocation of income and expenses.
      The increase in aggregate Taxable Income of $38,000 from the amount presented in the historical tables is due primarily to the change in methodology and presentation of the non-cash line item Deprecation and Amortization described earlier.

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 1998

			Truckee
	Telluride		River Office	Total All
	Barstow, LLC	WREIT, Inc.	Tower, LLC	Programs

Gross Revenues	$471,485	$542,089	$195,398	$1,208,972
Profit on Sale of Properties	—	—	—	—
Less: Operating Expenses	182,329	265,030	32,112	479,471
Owners Expenses	13,078	—	—	13,078
Interest Expense	109,311	127,260	85,250	321,821
Depreciation & Amortization	62,341	101,826	31,308	195,475

Net Income — Tax Basis	104,426	47,973	46,728	199,127

Taxable Income From:
Operations	104,426	47,973	46,728	199,127
Gain on Sale	—	—	—	—
Cash Generated From:
Operations	166,767	370,800	78,036	615,603
Sales	—	—	—	—
Refinancing	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	166,767	370,800	78,036	615,603
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	11,520			11,520

Cash Generated From Operations, Sales & Refinancing	155,247	370,800	78,036	604,083
Less: Cash Distributions to Investors From:
Operating Cash Flow	59,194	48,186	—	107,380
Sales & Refinancing	—	—	—	—
Other (return of capital)	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	96,053	322,614	78,036	496,703
Less: Special Items (not including Sales & Refinancing)	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$96,053	$322,614	$78,036	$496,703

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$64.48	$14.09	$8.46
— from recapture	—	—	—
Capital Gain (Loss)	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)	—	—	—
— Investment Income	—	—	—
— Return of Capital	—	—	—
Sources (on Cash basis)
— Sales	—	—	—
— Refinancing	—	—	—
— Operations	$36.55	$14.15	$—

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
For the Year Ending December 31, 1999
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The historical tables suggested that all Table III results were presented in accordance with GAAP when, in reality, the private program results reported in Table III were reported on an income tax basis. As more fully explained in the Prior Performance Summary in Appendix A, the revised tables report only public programs in accordance with GAAP; private programs are reported on an income tax basis using either the accrual method or cash method of accounting.
      The revised tables for the year ending December 31, 1999 show an overall increase of approximately $2,400,000 of Cash Generated after Cash Distributions on an aggregate basis from the amount presented in the historical tables. This is due primarily to three factors. First, the Gross Revenues reported for NNN Redevelopment Fund VIII, LLC in this period were overstated in the historical tables by $2,050,000 due to a clerical error (the amount should have been recorded in the next year). Second, net proceeds generated from the refinance of a property in WREIT were overstated in the historical tables by approximately $300,000; the historical tables included lender held reserves as cash available for distribution. The revised tables reflect a more conservative approach; while such funds were generated by the refinance, they are held by the lender and cannot be used for distributions. The third factor is the inclusion in the revised tables of a new line item, Monthly Mortgage Principal Repayments, which reduces Cash Generated after Cash Distributions by approximately $50,000. In the aggregate, other line item differences relate primarily to reallocations of income and expense as well as non-cash adjustments for Depreciation and Amortization as earlier described.
      The decrease in aggregate Taxable Income of $2,540,000 from the amount presented in the historical tables is due primarily to (1) the error in reporting Gross Income of $2,050,000 described above, (2) the change in methodology and presentation of Depreciation and Amortization ($200,000) and (3) an increase of approximately $290,000 in program expenses in the revised tables due to the inclusion of LLC-level direct expenses in addition to property-level expenses.

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (UNAUDITED)
PRIVATE PROGRAMS
YEAR ENDING DECEMBER 31, 1999

						NNN		NNN	NNN
	Telluride		Truckee	Yerington	NNN	Town &	NNN ‘A’	Redevelopment	Exchange
	Barstow,	WREIT,	River Office	Shopping	Fund VIII,	Country,	Credit	Fund VIII,	Fund III,	Total All
	LLC	Inc.	Tower, LLC	Center, LLC	LLC	LLC	TIC, LLC	LLC	LLC	Programs

Gross Revenues	$627,467	$4,210,027	$2,610,151	$393,659	$1,888,351	$1,728,733	$133,710	$98,068	$121,755	$11,811,921
Profit on Sale of Properties	—	—	—	—	—	—	—	—	—	—
Less: Operating Expenses	265,848	1,726,702	903,139	82,688	799,152	334,549	47,456	31,230	37,398	4,228,162
Owners Expenses	37,319	—	92,346	8,972	189,698	83,219	12,535	15,197	11,003	450,289
Interest Expense	212,959	2,088,597	924,827	188,529	541,343	959,596	34,049	21,962	48,819	5,020,681
Depreciation & Amortization	98,915	687,904	460,925	82,181	204,360	328,949	38,025	24,456	65,552	1,991,267

Net Income — Tax Basis	$12,426	$(293,176)	$228,914	$31,289	$153,798	$22,420	$1,645	$5,223	$(41,017)	$121,522

Taxable Income From:
Operations	$12,426	$(293,176)	$228,914	$31,289	$153,798	$22,420	$1,645	$5,223	$(41,017)	$121,522
Gain on Sale	—	—	—	—	—	—	—	—	—	—
Cash Generated From:
Operations	111,341	721,821	689,839	113,470	358,158	351,369	39,670	29,680	24,535	2,439,883
Sales	—	—	—	—	—	—	—	—	—	—
Refinancing	—	225,793	—	—	—	—	—	—	—	225,793

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	111,341	947,614	689,839	113,470	358,158	351,369	39,670	29,680	24,535	2,665,676
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	24,991	(14,010)		19,077	26,598					56,656

Cash Generated From Operations, Sales & Refinancing	86,350	961,624	689,839	94,393	331,560	351,369	39,670	29,680	24,535	2,609,020
Less: Cash Distributions to Investors From:
Operating Cash Flow	160,354	599,564	476,900	94,393	213,791	219,260	10,494	12,139	—	1,786,895
Sales & Refinancing	—	—	—	—	—	—	—	—	—	—
Other (return of capital)	—	—	—	15,840	—	—	—	—	—	15,840

Cash Generated (Deficiency) after Cash Distributions	(74,004)	362,060	212,939	(15,840)	117,769	132,109	29,176	17,541	24,535	806,285
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(74,004)	$362,060	$212,939	$(15,840)	$117,769	$132,109	$29,176	$17,541	$24,535	$806,285

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$7.67	$(35.66)	$41.25	$19.25	$20.21	$3.17	$1.54	$1.57	$(9.85)
— from recapture	—	—	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	9.75	—	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	—	—
— Operations	$99.01	$72.93	$85.93	$58.09	$28.09	$31.00	$9.85	$3.65	$—

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
For the Year Ending December 31, 2000
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The historical tables suggested that all Table III results were presented in accordance with GAAP when, in reality, the private program results reported in Table III were reported on an income tax basis. As more fully explained in the Prior Performance Summary in Appendix A, the revised tables report only public programs in accordance with GAAP; private programs are reported on an income tax basis using either the accrual method or cash method of accounting.
      The revised tables for the year ending December 31, 2000 show an overall increase of approximately $2,480,000 of Cash Generated after Cash Distributions on an aggregate basis from the amount presented in the historical tables. This is due primarily to the following factors. The amount of Cash Generated from Sale reported in the revised tables is $4,130,000 greater than historically reported due to (a) the inclusion in the revised results of a sale of a parcel of the White Lakes property (an investment of NNN Redevelopment Fund VIII, LLC) yielding proceeds of approximately $400,000, which was not previously reported, and (b) the correction in the revised tables of the amount of proceeds from the sale of two properties in WREIT (incorrectly set forth in the historical tables as the same amount as the Profit on Sale of Property), resulting in additional Cash Generated From Sales of approximately $3,730,000. The other three factors unfavorably impact Cash Generated after Cash Distributions and are offset against the $4,130,000 favorable variance to arrive at the overall increase of $2,480,000. The first unfavorable factor is a decrease in the revised aggregate Cash Generated from Operations of $1,050,000. Contributing to this decrease are accrual adjustments to cash flow for WREIT (the only private entity reporting on an accrual basis) in the amount of $923,000, as well as $127,000 of previously unreported LLC-level expenses for several programs. Second is the inclusion in the revised tables of a new line item, Monthly Mortgage Principal Repayments, which reduces Cash Generated after Cash Distributions from the amount historically reported by approximately $500,000. The third item is the inclusion in the revised tables of approximately $100,000 in LLC-level distributions that were omitted from the historical results. In the aggregate, other line item differences relate primarily to reallocations of income and expense as well as non-cash adjustments for Depreciation and Amortization as earlier described.
      The decrease in aggregate Taxable Income of $950,000 from the amount presented in the historical tables is due primarily to the earlier described change in methodology and presentation of Depreciation and Amortization in the amount of $702,000 and the inclusion in the revised tables of approximately $248,000 of previously omitted LLC- and program-level expenses.

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2000

						NNN		NNN	NNN
	Telluride		Truckee	Yerington	NNN	Town &	NNN	Redevelopment	Exchange
	Barstow,		River Office	Shopping	Fund VIII,	Country,	‘A’ Credit	Fund VIII,	Fund III,
	LLC	WREIT, Inc.	Tower, LLC	Center, LLC	LLC	LLC	TIC, LLC	LLC	LLC

Gross Revenues	$698,946	$5,248,209	$2,464,508	$552,572	$3,681,583	$3,566,136	$926,470	$3,365,397	$2,467,307
Profit on Sale of Properties	—	2,726,179	—	—	—	—	—	8,344	—
Less: Operating Expenses	283,333	2,744,785	773,183	113,261	2,103,179	1,037,999	248,761	1,177,652	961,876
Owners Expenses	10,376	—	22,563	15,174	126,886	138,778	19,068	256,364	45,637
Interest Expense	211,714	2,445,150	1,223,147	255,493	1,444,626	2,521,820	445,545	1,335,966	959,575
Depreciation & Amortization	100,180	958,020	526,738	102,839	469,270	731,603	175,975	474,725	339,939

Net Income — Tax Basis	93,343	1,826,433	(81,123)	65,805	(462,378)	(864,064)	37,121	129,034	160,280

Taxable Income From:
Operations	93,343	(899,746)	(81,123)	65,805	(462,378)	(864,064)	37,121	120,690	160,280
Gain on Sale	—	2,726,179	—	—	—	—	—	8,344	—
Cash Generated From:
Operations	193,523	(154,749)	445,615	168,644	6,892	(132,461)	213,096	611,547	500,219
Sales	—	5,867,267	—	—	—	—	—	398,591	—
Refinancing	—	—	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	193,523	5,712,518	445,615	168,644	6,892	(132,461)	213,096	1,010,138	500,219
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	26,312	223,887	19,203	30,528	63,482		40,247		66,807

Cash Generated From Operations, Sales & Refinancing	167,211	5,488,631	426,412	138,116	(56,590)	(132,461)	172,849	1,010,138	433,412
Less: Cash Distributions to Investors From:
Operating Cash Flow	178,960		515,523	138,116	158,167		135,334	548,079	457,947
Sales & Refinancing		5,832,350
Other (return of capital)		—		26,131	475,409	512,827			31,072

Cash Generated (Deficiency) after Cash Distributions	(11,749)	(343,719)	(89,111)	(26,131)	(690,166)	(645,288)	37,515	462,059	(55,607)
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(11,749)	$(343,719)	$(89,111)	$(26,131)	$(690,166)	$(645,288)	$37,515	$462,059	$(55,607)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$57.64	$(64.03)	$(14.62)	$40.50	$(57.80)	$(120.01)	$14.97	$16.36	$25.44
— from recapture	—	4.81	—	—	—	—	—	—	—
Capital Gain (Loss)	—	189.21	—	—	—	—	—	1.13	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	16.08	59.43	71.23	—	—	4.93
Sources (on Cash basis)
— Sales	—	415.08	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	—	—
— Operations	$110.50	$—	$92.89	$84.99	$19.77	$—	$54.57	$74.28	$72.69

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2000

		NNN
		Westway
	NNN Tech	Shopping		NNN	NNN
	Fund III,	Center,	Kiwi	2000 Value	Rocky Mount.	Market	Total
	LLC	LLC	Assoc, LLC	Fund, LLC	Exchange, LLC	Centre, LLC	All Programs

Gross Revenues	$1,115,248	$565,153	$475,968	$8,459	$109,173	$144,765	$25,389,894
Profit on Sale of Properties	—	—	—	—	—	—	2,734,523
Less: Operating Expenses	400,716	167,681	141,865	4,168	7,736	148,928	10,315,123
Owners Expenses	11,092	3,389	46,632	—	7,041	—	703,000
Interest Expense	383,370	215,164	219,788	53,583	13,431	18,810	11,747,182
Depreciation & Amortization	186,104	75,713	124,410	12,138	14,011	16,802	4,308,467

Net Income — Tax Basis	133,966	103,206	(56,727)	(61,430)	66,954	(39,775)	1,050,645

Taxable Income From:
Operations	133,966	103,206	(56,727)	(61,430)	66,954	(39,775)	(1,683,878)
Gain on Sale	—	—	—	—	—	—	2,734,523
Cash Generated From:
Operations	320,070	178,919	67,683	(49,292)	80,965	(22,973)	2,427,698
Sales	—	—	—	—	—	—	6,265,858
Refinancing	—	—	—		—	—	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	320,070	178,919	67,683	(49,292)	80,965	(22,973)	8,693,556
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments		13,256	12,447			10,625	506,794

Cash Generated From Operations, Sales & Refinancing	320,070	165,663	55,236	(49,292)	80,965	(33,598)	8,186,762
Less: Cash Distributions to Investors From:
Operating Cash Flow	157,118	92,210	55,236		17,266		2,453,956
Sales & Refinancing							5,832,350
Other (return of capital)			35,681	7,907		13,467	1,102,494

Cash Generated (Deficiency) after Cash Distributions	162,952	73,453	(35,681)	(57,199)	63,699	(47,065)	(1,202,038)
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$162,952	$73,453	$(35,681)	$(57,199)	$63,699	$(47,065)	$(1,202,038)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$36.22	$31.97	$(22.86)	$(37.59)	$28.02	$(29.91)
— from recapture	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—
— Return of Capital	—	—	14.38	—	—	10.13
Sources (on Cash basis)
— Sales	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—
— Operations	$42.48	$28.56	$22.26	$4.84	$7.23	$—

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
For the Year Ending December 31, 2001
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The historical tables suggested that all Table III results were presented in accordance with GAAP when, in reality, the private program results reported in Table III were reported on an income tax basis. As more fully explained in the Prior Performance Summary in Appendix A, the revised tables report only public programs in accordance with GAAP; private programs are reported on an income tax basis using either the accrual method or cash method of accounting.
      For the year ending December 31, 2001, there is no significant change between the historical and revised tables for Cash Generated after Cash Distributions on an aggregate basis. In the aggregate, other line item differences relate primarily to reallocations of income and expense as well as non-cash adjustments for Depreciation and Amortization as earlier described.
      The decrease in aggregate Taxable Income of $1,850,000 from the amount presented in the historical tables is due primarily to the following four factors. First, the change in methodology and presentation of Depreciation and Amortization results in the revised amount being $667,000 less than the amount historically reported. Second, the revised tables include a $367,000 Loss on Sale of property from the sale of a portion of the NNN Tech Fund III property that was not reflected in the historical tables. Third, a total of $606,000 in various LLC- and program-level direct expenses and asset management fees that were not reflected in the historical tables have been included in the revised tables. Finally, for three programs (Telluride Barstow, LLC, NNN 2000 Value Fund, LLC and NNN Reno Trademark, LLC) the historically reported results included 100% of property-level results, when in fact these programs owned only a portion of the properties. The resulting overstatement in the historical tables of approximately $210,000 of Taxable Income has been corrected in the revised tables, which now contain only the amount of the results attributable to the portion of the properties actually owned by the respective programs.

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2001

						NNN		NNN	NNN
	Telluride		Truckee	Yerington	NNN	Town &	NNN	Redevelopment	Exchange
	Barstow,		River Office	Shopping	Fund VIII,	Country,	‘A’ Credit	Fund VIII,	Fund III,
	LLC	WREIT, Inc.	Tower, LLC	Center, LLC	LLC	LLC	TIC, LLC	LLC	LLC

Gross Revenues	$763,472	$4,323,400	$3,526,999	$562,750	$4,126,540	$3,999,852	$1,050,115	$3,754,212	$2,521,772
Profit on Sale of Properties	—	—	—	—	—	—	—	—	—
Less: Operating Expenses	303,125	1,365,101	1,071,531	108,494	2,003,825	879,624	345,954	1,875,066	968,283
Owner Expenses	34,320	63,817	206,058	7,836	92,826	122,796	15,733	191,498	62,985
Interest Expense	209,032	1,718,773	1,005,675	252,720	1,497,376	2,106,163	438,999	1,652,113	1,039,123
Depreciation & Amortization	101,064	664,515	573,121	102,839	541,583	780,674	186,810	673,544	348,570

Net Income — Tax Basis	115,931	511,194	670,614	90,861	(9,070)	110,595	62,619	(638,009)	102,811

Taxable Income From:
Operations	115,931	511,194	670,614	90,861	(9,070)	110,595	62,619	(638,009)	102,811
Gain on Sale	—	—	—	—	—	—	—	—	—
Cash Generated From:
Operations	216,995	1,379,820	1,243,735	193,700	532,513	891,269	249,429	226,064	451,381
Sales	—	—	—	—	—	—	—	—	—
Refinancing	—	—	—	—	—	—	—	462,481	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	216,995	1,379,820	1,243,735	193,700	532,513	891,269	249,429	688,545	451,381
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	28,961	177,585	241,991	32,986	95,999	163,700	45,039	—	80,567

Cash Generated From Operations, Sales & Refinancing	188,034	1,202,235	1,001,744	160,714	436,514	727,569	204,390	688,545	370,814
Less: Cash Distributions to Investors From:
Operating Cash Flow	112,694	905,901	457,039	138,978	377,325	330,000	160,245	146,268	351,750
Sales & Refinancing	—	—	—	—	—	—	—	462,481	—
Other (return of capital)	—	—	—	—	202,014	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	75,340	296,334	544,705	21,736	(142,825)	397,569	44,145	79,796	19,064
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$75,340	$296,334	$544,705	$21,736	$(142,825)	$397,569	$44,145	$79,796	$19,064

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$71.58	$36.38	$120.83	$55.91	$(1.13)	$15.36	$25.05	$(86.47)	$16.32
— from recapture	—	—	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—	—	—
Cash Distributions to Investors Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	25.25	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	62.68	—
— Operations	$69.58	$64.47	$82.35	$85.53	$47.17	$45.83	$64.10	$19.82	$55.83

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2001

		NNN Westway		NNN	NNN		NNN	NNN	NNN
	NNN Tech	Shopping	Kiwi Assoc,	2000 Value	Rocky Mount.	Market	Sacramento	Dry Creek	2001 Value
	Fund III, LLC	Center, LLC	LLC	Fund, LLC	Exchange, LLC	Centre, LLC	Corp Ctr, LLC	Centre, LLC	Fund, LLC

Gross Revenues	$2,170,167	$1,595,133	$1,202,567	$2,464,892	$1,277,766	$875,500	$3,421,427	$1,172,862	$131,060
Profit on Sale of Properties	(426,551)	—	—	59,448	—	—	—	—	—
Less: Operating Expenses	831,851	569,799	401,786	969,456	552,548	699,653	1,132,016	452,648	62,336
Owner Expenses	60,581	159,528	146,961	—	32,436	6,315	27,588	18,560	—
Interest Expense	831,655	625,527	868,303	886,963	375,515	365,559	1,377,834	527,072	68,223
Depreciation & Amortization	290,748	203,726	265,354	373,023	168,162	125,258	565,746	265,850	35,452

Net Income — Tax Basis	(271,219)	36,553	(479,837)	294,898	149,105	(321,285)	318,243	(91,268)	(34,951)

Taxable Income From:
Operations	155,332	36,553	(479,837)	235,450	149,105	(321,285)	318,243	(91,268)	(34,951)
Gain on Sale	(426,551)	—	—	59,448	—	—	—	—	—
Cash Generated From:
Operations	446,080	240,279	182,129	620,071	317,267	(75,509)	883,989	174,582	501
Sales	—	—	—	393,112	—	—	—	—	—
Refinancing	481,432	—	25,820	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	927,512	240,279	207,949	1,013,183	317,267	(75,509)	883,989	174,582	501
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	—	44,051	48,652	90,997	—	1,731	98,044	58,511	—

Cash Generated From Operations, Sales & Refinancing	927,512	196,228	159,297	922,186	317,267	(77,240)	785,945	116,071	501
Less: Cash Distributions to Investors From:
Operating Cash Flow	273,091	239,979	159,297	369,346	197,105	—	682,581	234,792	501
Sales & Refinancing	—	—	—	—	—	—	—	—	—
Other (return of capital)	—	—	35,589	—	—	97,533	—	—	17,848

Cash Generated (Deficiency) after Cash Distributions	654,421	(43,751)	(35,589)	552,840	120,162	(174,773)	103,364	(118,721)	(17,848)
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—		—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$654,421	$(43,751)	$(35,589)	$552,840	$120,162	$(174,773)	$103,364	$(118,721)	$(17,848)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$42.00	$11.15	$(178.95)	$48.89	$55.84	$(241.57)	$26.52	$(26.08)	$(13.66)
— from recapture	—	—	—	12.34	—	—	—	—	—
Capital Gain (Loss)	(115.32)	—	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	13.27	—	—	73.33	—	—	6.98
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	—	—
— Operations	$73.83	$73.20	$59.41	$76.69	$73.82	$—	$56.88	$67.08	$0.20

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2001

	NNN	NNN	NNN	NNN	NNN LV	NNN	NNN	NNN
	Camelot	Washington	Reno Trademark,	One Gateway	1900 Aerojet	Timberhills	Addison Com	County Center
	Plaza, LLC	Square, LLC	LLC	Plaza, LLC	Way, LLC	Shop Ctr, LLC	Ctr, LLC	Drive, LLC

Gross Revenues	$328,301	$127,273	$159,225	$871,842	$166,726	$85,108	$173,552	$138,063
Profit on Sale of Properties	—	—	—	—	—	—	—	—
Less: Operating Expenses	178,859	20,914	21,130	263,437	19,444	8,728	33,949	26,648
Owner Expenses	10,346	142	1,413	17,377	3,583	(65)	667	—
Interest Expense	94,541	57,050	22,153	238,740	68,697	13,135	46,823	47,051
Depreciation & Amortization	74,891	33,328	31,193	132,240	40,324	32,978	95,044	40,966

Net Income — Tax Basis	(30,336)	15,839	83,336	220,048	34,678	30,332	(2,931)	23,398

Taxable Income From:
Operations	(30,336)	15,839	83,336	220,048	34,678	30,332	(2,931)	23,398
Gain on Sale	—	—	—	—	—	—	—	—
Cash Generated From:
Operations	44,555	49,167	114,529	352,288	75,002	63,310	92,113	64,364
Sales	—	—	—	—	—	—	—	—
Refinancing	—	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	44,555	49,167	114,529	352,288	75,002	63,310	92,113	64,364
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	61,107	3,629	—	24,757	7,501	—	6,046	10,680

Cash Generated From Operations, Sales & Refinancing	(16,552)	45,538	114,529	327,531	67,501	63,310	86,067	53,684
Less: Cash Distributions to Investors From:
Operating Cash Flow	—	17,718	69,399	106,447	40,000	—	18,385	4,010
Sales & Refinancing	—	—	—	—	—	—	—	—
Other (return of capital)	65,312	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	(81,864)	27,820	45,130	221,084	27,501	63,310	67,682	49,674
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(81,864)	$27,820	$45,130	$221,084	$27,501	$63,310	$67,682	$49,674

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$(12.64)	$5.28	$21.65	$52.42	$17.34	$8.21	$(0.88)	$14.94
— from recapture	—	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—
— Return of Capital	27.21	—	—	—	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	—
— Operations	$—	$5.91	$18.03	$25.36	$20.00	$—	$5.49	$2.56

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2001

			Total
		Total	Without
		Affiliated	Affiliated
	Total	Program	Program
	All Programs	Ownership	Ownership

Gross Revenues	$40,990,576	$22,090	$40,968,486
Profit on Sale of Properties	(367,103)	—	(367,103)
Less: Operating Expenses	15,166,205	4,264	15,161,941
Owner Expenses	1,283,301	—	1,283,301
Interest Expense	16,434,815	7,528	16,427,287
Depreciation & Amortization	6,747,003	6,555	6,740,448

Net Income — Tax Basis	992,149	3,743	988,406

Taxable Income From:
Operations	1,359,252	3,743	1,355,509
Gain on Sale	(367,103)	—	(367,103)
Cash Generated From:
Operations	9,029,623	10,298	9,019,325
Sales	393,112	—	393,112
Refinancing	969,733	—	969,733

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	10,392,468	10,298	10,382,170
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	1,322,534	1,709	1,320,825

Cash Generated From Operations, Sales & Refinancing	9,069,934	8,589	9,061,345
Less: Cash Distributions to Investors From:
Operating Cash Flow	5,392,851	—	5,392,851
Sales & Refinancing	462,481	—	462,481
Other (return of capital)	418,296	—	418,296

Cash Generated (Deficiency) after Cash Distributions	2,796,306	8,589	2,787,717
Less: Special Items (not including Sales & Refinancing)	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$2,796,306	$8,589	$2,787,717

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations
— from recapture
Capital Gain (Loss)
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income
— Return of Capital
Sources (on Cash basis)
— Sales
— Refinancing
— Operations

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
For the Year Ending December 31, 2002
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The historical tables suggested that all Table III results were presented in accordance with GAAP when, in reality, the private program results reported in Table III were reported on an income tax basis. As more fully explained in the Prior Performance Summary in Appendix A, the revised tables report only public programs in accordance with GAAP; private programs are reported on an income tax basis using either the accrual method or cash method of accounting.
      The revised tables for the year ending December 31, 2002 show an overall decrease of approximately $2,170,000 of Cash Generated after Cash Distributions on an aggregate basis from the amount presented in the historical tables. This is due primarily to the following factors. First is the inclusion in the revised tables of a new line item, Monthly Mortgage Principal Repayments, which reduces Cash Generated after Cash Distributions by approximately $2,330,000. The second factor is a $4,070,000 difference in Cash Generated from Refinancing primarily due to an overstatement of refinance proceeds from the Town and Country Shopping Center property because certain refinancing expenses, the repayment of affiliate advances and a deferred fee paid to the Advisor were not deducted from the proceeds indicated in the historical tables. Third, the amount of Cash Generated from Operations reported in the revised tables reflects a reduction of $1,940,000 from the historical amount due to additional Owner Expenses and direct LLC expenses for all programs that were not reflected in the historical tables. Finally, four programs (Telluride Barstow, LLC, NNN 2000 Value Fund, LLC, NNN City Center West A, and NNN Reno Trademark, LLC) stated 100% of property-level income and expenses in the historical tables when in fact these programs owned only a portion of the properties. Appropriate adjustments have been incorporated into the revised tables. Offsetting these four unfavorable factors were two favorable items. First, total distributions reported in the revised tables are $2,280,000 less than the amount historically reported, as the revised amount corrects a historical overstatement of WREIT’s distributions of approximately $600,000 and adjusts the amount of distributions for the four programs discussed above to reflect only the portion of the properties actually owned by the programs. Second, the revised tables reflect an increase of $3,890,000 in Cash Generated from Sales primarily due to property sales by WREIT not included in the historical tables. In the aggregate, other line item differences relate primarily to reallocations of income and expense as well as adjustments for Depreciation and Amortization.
      The decrease in aggregate Taxable Income of $6,965,000 from the amount presented in the historical tables is due to several factors, including (1) the change in methodology and presentation of the non-cash item Depreciation and Amortization in the amount of $722,000, (2) previously unreported owners expenses of $2,370,000, including non-cash expenses for write off of loan fees, (3) a $2,180,000 aggregate reduction of Profit on Sale of Properties due primarily to over-reported profit in the historical tables on the sale of five buildings at the Bowling Green Business Park owned by NNN 2000 Value Fund, LLC and (4) aggregate net reductions in Gross Revenue, Operating Expenses and Interest Expense of $1,693,000 due primarily to the four programs described in the previous paragraph historically reporting 100% of the properties’ revenue and expense rather than only the portion attributable to the programs’ respective ownership interests in their properties.

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2002

						NNN		NNN	NNN
	Telluride		Truckee	Yerington	NNN	Town &	NNN	Redevelopment	Exchange
	Barstow,		River Office	Shopping	Fund VIII,	Country,	‘A’ Credit	Fund VIII,	Fund III,
	LLC	WREIT, Inc.	Tower, LLC	Center, LLC	LLC	LLC	TIC, LLC	LLC	LLC

Gross Revenues	$660,271	$3,535,350	$3,102,901	$561,557	$3,682,373	$4,378,461	$916,158	$4,138,841	$2,530,489
Profit on Sale of Properties	—	2,292,182	—	—	2,342,140	—	—	—	—
Less: Operating Expenses	318,484	1,434,695	1,090,540	131,490	2,236,632	1,277,725	258,445	1,663,306	1,058,779
Owner Expenses	5,161	51,401	171,132	13,259	291,146	873,460	5,391	198,098	115,302
Interest Expense	206,749	1,745,056	625,777	250,000	1,088,959	2,070,594	437,908	1,437,992	1,032,014
Depreciation & Amortization	130,696	692,363	534,129	102,839	638,103	847,028	196,690	698,659	351,273

Net Income — Tax Basis	(819)	1,904,017	681,323	63,969	1,769,673	(690,346)	17,724	140,786	(26,879)

Taxable Income From:
Operations	(819)	(388,165)	681,323	63,969	(572,467)	(690,346)	17,724	140,786	(26,879)
Gain on Sale	—	2,292,182	—	—	2,342,140	—	—	—	—
Cash Generated From:
Operations	129,878	239,508	1,215,452	166,808	473,432	1,488,759	214,414	839,445	324,394
Sales	—	5,039,423	—	—	3,705,524	—	—	—	—
Refinancing	—	—	—	—	—	511,567	—	—	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	129,878	5,278,931	1,215,452	166,808	4,178,956	2,000,326	214,414	839,445	324,394
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	31,203	180,468	264,691	35,642	99,698	253,356	48,955	—	87,871

Cash Generated From Operations, Sales & Refinancing	98,675	5,098,463	950,761	131,166	4,079,258	1,746,970	165,459	839,445	236,523
Less: Cash Distributions to Investors From:
Operating Cash Flow	118,713	239,508	475,687	151,613	177,468	423,480	163,333	664,090	255,587
Sales & Refinancing	—	1,662,016	—	—	3,705,524	492,000	—	—	—
Other (return of capital)	—	—	—	—	233,674	—	—	—	59,413

Cash Generated (Deficiency) after Cash Distributions	(20,038)	3,196,939	475,074	(20,447)	(37,408)	831,490	2,126	175,355	(78,477)
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(20,038)	$3,196,939	$475,074	$(20,447)	$(37,408)	$831,490	$2,126	$175,355	$(78,477)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$(0.51)	$(27.63)	$122.76	$39.37	$(71.56)	$(95.88)	$7.09	$19.08	$(4.27)
— from recapture	—	—	—	—	59.75	—	—	—	—
Capital Gain (Loss)	—	163.13	—	—	233.02	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	29.21	—	—	—	9.43
Sources (on Cash basis)
— Sales	—	118.28	—	—	463.19	—	—	—	—
— Refinancing	—	—	—	—	—	68.33	—	—	—
— Operations	$73.30	$17.05	$85.71	$93.30	$22.18	$58.82	$65.33	$90.00	$40.57

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2002

	NNN	NNN
	Tech	Westway		NNN	NNN	Market	NNN	NNN	NNN
	Fund III,	Shopping	Kiwi Assoc,	2000 Value	Rocky Mount.	Centre,	Sacramento	Dry Creek	2001 Value
	LLC	Center, LLC	LLC	Fund, LLC	Exchange, LLC	LLC	Corp Ctr, LLC	Centre, LLC	Fund, LLC

Gross Revenues	$1,995,861	$1,596,421	$1,214,708	$1,065,000	$1,383,040	$853,613	$4,977,098	$1,811,173	$2,154,090
Profit on Sale of Properties	—	—	—	1,924,224	—	—	—	—	148,478
Less: Operating Expenses	634,908	539,776	480,819	583,607	580,334	716,281	1,408,647	547,173	999,943
Owner Expenses	20,963	8,336	84,701	—	51,499	2,574	40,694	10,076	127,893
Interest Expense	657,112	624,375	557,862	305,795	294,155	82,182	1,829,477	627,970	793,565
Depreciation & Amortization	255,283	207,405	312,961	255,073	168,178	145,861	725,268	276,750	473,500

Net Income — Tax Basis	427,595	216,529	(221,635)	1,844,749	288,874	(93,285)	973,012	349,204	(92,333)

Taxable Income From:
Operations	427,595	216,529	(221,635)	(79,475)	288,874	(93,285)	973,012	349,204	(240,811)
Gain on Sale	—	—	—	1,924,224	—	—	—	—	148,478
Cash Generated From:
Operations	682,878	423,934	257,352	328,059	457,052	52,576	1,698,280	625,954	280,598
Sales	—	—	—	3,847,421	—	—	—	—	208,200
Refinancing	—	—	476,958	941,443	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	682,878	423,934	734,310	5,116,923	457,052	52,576	1,698,280	625,954	488,798
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	78,865	48,098	52,212	29,803	—	—	162,858	72,643	62,020

Cash Generated From Operations, Sales & Refinancing	604,013	375,836	682,098	5,087,120	457,052	52,576	1,535,422	553,311	426,778
Less: Cash Distributions to Investors From:
Operating Cash Flow	306,996	262,260	216,743	293,372	170,213	52,576	960,000	288,750	218,578
Sales & Refinancing	—	—	—	5,181,976	—	—	—	—	208,200
Other (return of capital)	—	—	—	—	—	9,491	—	—	130,342

Cash Generated (Deficiency) after Cash Distributions	297,017	113,576	465,355	(388,228)	286,839	(9,491)	575,422	264,561	(130,342)
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$297,017	$113,576	$465,355	$(388,228)	$286,839	$(9,491)	$575,422	$264,561	$(130,342)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$115.61	$66.05	$(82.66)	$(16.50)	$108.19	$(70.14)	$81.08	$99.77	$(21.91)
— from recapture	—	—	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	399.55	—	—	—	—	13.51
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	—	7.14	—	—	11.86
Sources (on Cash basis)
— Sales	—	—	—	880.51	—	—	—	—	18.94
— Refinancing	—	—	—	195.48	—	—	—	—	—
— Operations	$83.00	$80.00	$80.83	$60.92	$63.75	$39.53	$80.00	$82.50	$19.88

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2002

	NNN	NNN		NNN	NNN LV	NNN	NNN	NNN	NNN
	Camelot	Washington	NNN Reno	One Gateway	1900 Aerojet	Timberhills	Addison Com	County Center	City Center
	Plaza, LLC	Square, LLC	Trademark, LLC	Plaza, LLC	Way, LLC	Shop Ctr, LLC	Ctr, LLC	Drive, LLC	West ‘B’, LLC

Gross Revenues	$990,851	$819,673	$491,591	$2,265,685	$565,241	$1,144,853	$1,293,375	$664,872	$2,181,063
Profit on Sale of Properties	—	—	—	—	—	—	—	—	—
Less: Operating Expenses	340,306	193,339	73,529	718,425	77,190	214,002	177,611	105,116	246,880
Owner Expenses	32,179	26,201	38,449	5,052	8,347	17,761	20,132	10,223	1,350
Interest Expense	237,811	370,182	117,964	698,774	271,488	477,577	566,963	257,059	1,013,811
Depreciation & Amortization	181,536	160,062	96,286	306,560	120,971	213,956	244,624	122,899	477,814

Net Income — Tax Basis	199,019	69,889	165,363	536,874	87,245	221,557	284,045	169,575	441,208

Taxable Income From:
Operations	199,019	69,889	165,363	536,874	87,245	221,557	284,045	169,575	441,208
Gain on Sale	—	—	—	—	—	—	—	—	—
Cash Generated From:
Operations	380,555	229,951	290,530	843,434	208,216	435,513	528,669	292,474	919,022
Sales	—	—	—	—	—	—	—	—	—
Refinancing	—	—	1,118,252	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	380,555	229,951	1,408,782	843,434	208,216	435,513	528,669	292,474	919,022
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	233,941	40,129	—	80,153	30,690	53,322	67,460	67,764	—

Cash Generated From Operations, Sales & Refinancing	146,614	189,822	1,408,782	763,281	177,526	382,191	461,209	224,710	919,022
Less: Cash Distributions to Investors From:
Operating Cash Flow	146,614	217,642	308,001	377,775	160,000	296,000	286,615	202,415	541,756
Sales & Refinancing	—	—	1,092,000	—	—	—	—	—	—
Other (return of capital)	57,370	22,358	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	(57,370)	(50,178)	8,781	385,506	17,526	86,191	174,594	22,295	377,266
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(57,370)	$(50,178)	$8,781	$385,506	$17,526	$86,191	$174,594	$22,295	$377,266

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$82.92	$23.30	$42.95	$127.90	$43.62	$59.96	$77.82	$54.26	$53.81
— from recapture	—	—	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	23.90	7.45	—	—	—	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—	—	—
— Refinancing	—	—	283.64	—	—	—	—	—	—
— Operations	$61.09	$72.55	$80.00	$90.00	$80.00	$80.10	$78.52	$64.77	$66.07

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2002

				NNN
	NNN	NNN	NNN	Pacific	NNN	NNN	NNN	NNN
	Arapahoe II,	City Center	Titan Bldg. &	Corporate	North Reno	Brookhollow	1397 Galleria	Bryant Ranch
	LLC	West ‘A’, LLC	Plaza, LLC	Park 1, LLC	Plaza, LLC	LLC	Drive, LLC	LLC

Gross Revenues	$842,649	$227,893	$717,816	$1,287,889	$529,827	$1,213,177	$126,082	$429,938
Profit on Sale of Properties	—	—	—	384,010	—	—	—	—
Less: Operating Expenses	110,531	73,587	212,115	571,671	212,005	294,271	20,904	154,038
Owner Expenses	16,667	1,355	7,984	28,514	15,900	17,532	8,314	9,051
Interest Expense	223,398	67,397	99,392	408,713	180,471	294,527	30,521	103,781
Depreciation & Amortization	134,685	43,889	110,233	365,690	99,371	175,462	30,550	60,730

Net Income — Tax Basis	357,368	41,665	288,092	297,311	22,080	431,385	35,793	102,338

Taxable Income From:
Operations	357,368	41,665	288,092	(86,699)	22,080	431,385	35,793	102,338
Gain on Sale	—	—	—	384,010	—	—	—	—
Cash Generated From:
Operations	492,053	85,554	398,325	350,853	121,451	606,847	66,343	163,068
Sales	—	—	—	312,300	—	—	—	—
Refinancing	—	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	492,053	85,554	398,325	663,153	121,451	606,847	66,343	163,068
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	42,152	13,128	23,937	—	17,774	45,943	5,218	23,069

Cash Generated From Operations, Sales & Refinancing	449,901	72,426	374,388	663,153	103,677	560,904	61,125	139,999
Less: Cash Distributions to Investors From:
Operating Cash Flow	193,741	70,628	98,943	298,604	98,900	216,308	33,141	69,863
Sales & Refinancing	—	—	—	—	—	—	—	—
Other (return of capital)	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	256,160	1,798	275,445	364,549	4,777	344,596	27,984	70,136
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$256,160	$1,798	$275,445	$364,549	$4,777	$344,596	$27,984	$70,136

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$89.34	$33.66	$129.78	$(14.95)	$8.03	$65.86	$18.36	$20.47
— from recapture	—	—	—	66.21	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	—
— Operations	$48.44	$57.06	$44.57	$51.48	$35.96	$33.02	$17.00	$13.97

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2002

	NNN	NNN	NNN	NNN	NNN	NNN	NNN
	4241 Bowling	Wolf Pen	Alamosa Plaza,	Saddleback,	Kahana	Springtown	Congress Center
	Green, LLC	Plaza, LLC	LLC	LLC	Gateway, LLC	Mall, DST	LLC

Gross Revenues	$167,621	$478,963	$286,974	$343,607	$56,333	$26,980	$—
Profit on Sale of Properties	—	—	—	—	—	—	—
Less: Operating Expenses	46,407	63,512	68,188	103,379	7,485	10,176	—
Owner Expenses	6,781	19,122	2,523	5,794	—	—	—
Interest Expense	36,759	148,222	124,538	71,805	50,925	20,570	—
Depreciation & Amortization	39,292	98,500	79,200	68,400	15,995	7,061	—

Net Income — Tax Basis	38,382	149,607	12,525	94,229	(18,072)	(10,827)	—

Taxable Income From:
Operations	38,382	149,607	12,525	94,229	(18,072)	(10,827)	—
Gain on Sale	—	—	—	—	—	—	—
Cash Generated From:
Operations	77,674	248,107	91,725	162,629	(2,077)	(3,766)	—
Sales	—	—	—	—	—	—	—
Refinancing	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	77,674	248,107	91,725	162,629	(2,077)	(3,766)	—
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	13,059	20,478	13,058	31,725	—	—	—

Cash Generated From Operations, Sales & Refinancing	64,615	227,629	78,667	130,904	(2,077)	(3,766)	—
Less: Cash Distributions to Investors From:
Operating Cash Flow	26,245	81,429	78,410	50,004	—	—	—
Sales & Refinancing	—	—	—	—	—	—	—
Other (return of capital)	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	38,370	146,200	257	80,900	(2,077)	(3,766)	—
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$38,370	$146,200	$257	$80,900	$(2,077)	$(3,766)	$—

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$13.47	$27.20	$1.88	$24.38	$(2.77)	$(6.18)	$—
— from recapture	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—
— Operations	$9.21	$14.81	$11.79	$12.93	$—	$—	$—

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
Year Ending December 31, 2002

					Total
				Total	Without
	NNN	NNN		Affiliated	Affiliated
	Park Sahara,	Parkwood Complex,	Total	Program	Program
	LLC	LLC	All Programs	Ownership	Ownership

Gross Revenues	$—	$8,992	$57,719,350	$594,889	$57,124,461
Profit on Sale of Properties	—	—	7,091,034	145,659	6,945,375
Less: Operating Expenses	—	763	20,057,014	233,660	19,823,354
Owner Expenses	—	—	2,370,317	12,452	2,357,865
Interest Expense	—	—	20,540,190	196,158	20,344,032
Depreciation & Amortization	—	18,636	10,284,461	158,374	10,126,087

Net Income — Tax Basis	—	(10,407)	11,558,402	139,904	11,418,498

Taxable Income From:
Operations	—	(10,407)	4,467,368	(5,754)	4,473,122
Gain on Sale	—	—	7,091,034	145,659	6,945,375
Cash Generated From:
Operations	—	8,229	16,894,152	179,878	16,714,274
Sales	—	—	13,112,868	118,459	12,994,409
Refinancing	—	—	3,048,220	—	3,048,220

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	—	8,229	33,055,240	298,337	32,756,903
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	—	—	2,331,383	10,842	2,320,541

Cash Generated From Operations, Sales & Refinancing	—	8,229	30,723,857	287,495	30,436,362
Less: Cash Distributions to Investors From:
Operating Cash Flow	—	—	9,292,001	133,559	9,158,442
Sales & Refinancing	—	—	12,341,716	—	12,341,716
Other (return of capital)	—	—	512,648	—	512,648

Cash Generated (Deficiency) after Cash Distributions	—	8,229	8,577,492	153,936	8,423,556
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$—	$8,229	$8,577,492	$153,936	$8,423,556

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$—	$(1.66)
— from recapture	—	—
Capital Gain (Loss)	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—
— Return of Capital	—	—
Sources (on Cash basis)
— Sales	—	—
— Refinancing	—	—
— Operations	$—	$—

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
For the Six Months Ending June 30, 2003
      These tables should be read together with the Prior Performance Summary in Appendix A.
      The historical tables suggested that all Table III results were presented in accordance with GAAP when, in reality, the private program results reported in Table III were reported on an income tax basis. As more fully explained in the Prior Performance Summary in Appendix A, the revised tables report only public programs in accordance with GAAP; private programs are reported on an income tax basis using either the accrual method or cash method of accounting.
      The revised tables for the six month period ending June 30, 2003 show an overall increase of approximately $4,087,000 of Cash Generated after Cash Distributions on an aggregate basis from the amount reported in the historical tables. A number of factors contributed to the increase. Sale proceeds increased $7,354,000 in the revised tables due to property sales by Telluride Barstow, LLC, Kiwi Associates, LLC, NNN 2001 Value Fund, LLC, and NNN PCP I, LLC for which the amount historically reported as proceeds was actually only the amount of profit received on those sales, and for an additional property sale by WREIT that was omitted from the historical tables. Also favorably impacting Cash Generated after Cash Distributions is a $220,000 increase in Cash Generated from Refinancing that is primarily due to a previously unreported carryover from the refinance of the Town and Country property. In addition, the historical tables reflect a $1,944,000 decrease in aggregate distributions primarily due to the adjustment in reporting for several programs (including NNN 2000 Value Fund, LLC, NNN 2001 Value Fund, LLC, NNN Reno Trademark, LLC, NNN City Center West A, LLC, NNN Titan Building and Plaza, LLC, and NNN PCP I, LLC) that historically reported results, including distributions, of an entire property when the programs owned only a portion of the property. Partially offsetting these changes are the inclusion in the revised tables of a new line item, Monthly Mortgage Principal Repayments, which reduces Cash Generated after Cash Distributions by approximately $1,735,000. In addition, the revised tables reflect a decrease of $3,696,000 for Cash Generated from Operations due to the inclusion of various Owner Expenses and direct LLC expenses for all programs that were not reflected in the historical tables and of adjustments made to the reporting of program results where a program owns less than 100% interest in a property.
      The decrease in aggregate Taxable Income of $3,147,000 from the amount reported in the historical tables is primarily due to (1) the change in methodology and presentation of the non-cash item Depreciation and Amortization in the amount of $926,000, (2) previously unreported owners expenses of $1,738,000, (3) reduced income of $2,846,000, offset by reduced expenses of $864,000, attributable to adjustments in reporting for the various programs that previously reported results based on 100% of the property rather than the program’s ownership portion and (4) the historical understatement of profit from the sale of properties in the aggregate amount of $1,499,000.

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
For the Six Months Ending June 30, 2003

						NNN		NNN	NNN
	Telluride		Truckee	Yerington	NNN	Town &	NNN	Redevelopment	Exchange	NNN Tech
	Barstow,		River Office	Shopping	Fund VIII,	Country,	‘A’ Credit	Fund VIII,	Fund III,	Fund III,
	LLC	WREIT, Inc.	Tower, LLC	Center, LLC	LLC	LLC	TIC, LLC	LLC	LLC	LLC

Gross Revenues	$85,848	$1,171,933	$1,426,182	$287,374	$1,490,502	$2,211,958	$450,942	$1,770,394	$1,321,242	$1,115,515
Profit on Sale of Properties	387,405	(104,904)	—	—	5,284,837	—	—	—	—	—
Less: Operating Expenses	48,312	568,415	579,007	57,698	949,714	732,962	65,317	593,461	499,635	483,191
Owners Expenses	6,971	117,582	15,417	16,197	586,886	132,246	4,834	95,819	21,693	31,135
Interest Expense	45,996	404,730	274,077	123,938	430,488	1,247,585	215,258	808,641	511,563	325,318
Depreciation & Amortization	45,740	172,868	260,146	51,419	169,759	450,278	98,750	353,340	175,806	133,475

Net Income — Tax Basis	326,234	(196,566)	297,535	38,122	4,638,492	(351,113)	66,783	(80,867)	112,545	142,396

Taxable Income From:
Operations	(61,171)	(91,662)	297,535	38,122	(646,345)	(351,113)	66,783	(80,867)	112,545	142,396
Gain on Sale	387,405	(104,904)	—	—	5,284,837	—	—	—	—	—
Cash Generated From:
Operations	28,252	(41,559)	557,681	89,541	(476,586)	99,165	165,533	272,472	288,351	275,871
Sales	1,444,131	2,905,000	—	—	5,449,605	—	—	—	—	—
Refinancing	—	—	—	—	—	220,998	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	1,472,383	2,863,441	557,681	89,541	4,973,019	320,163	165,533	272,472	288,351	275,871
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	4,770	52,103	141,516	18,883	40,637	153,626	26,641	—	48,282	42,671

Cash Generated From Operations, Sales & Refinancing	1,467,613	2,811,338	416,165	70,658	4,932,382	166,537	138,892	272,472	240,069	233,200
Less: Cash Distributions to Investors From:
Operating Cash Flow	19,786	—	237,934	71,947	83,286	312,000	87,500	332,045	157,500	153,498
Sales & Refinancing	1,432,539	2,365,918	—	—	3,659,680	—	—	—	—	—
Other (return of capital)	—	—	—	3,858	24,781	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	15,288	445,420	178,231	(5,147)	1,164,635	(145,463)	51,392	(59,573)	82,569	79,702
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$15,288	$445,420	$178,231	$(5,147)	$1,164,635	$(145,463)	$51,392	$(59,573)	$82,569	$79,702

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$(37.77)	$(6.52)	$53.61	$23.46	$(80.79)	$(48.77)	$26.71	$(10.96)	$17.86	$38.50
— from recapture	230.53	(7.47)	—	—	—	—	—	—	—	—
Capital Gain (Loss)	8.67	—	—	—	660.60	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	2.37	3.10	—	—	—	—	—
Sources (on Cash basis)
— Sales	884.53	168.38	—	—	457.46	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	—	—	—
— Operations	$12.22	$—	$42.87	$44.28	$10.41	$43.33	$35.00	$45.00	$25.00	$41.50

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
For the Six Months Ending June 30, 2003

	NNN		NNN	NNN		NNN	NNN	NNN	NNN
	Westway Shopping	Kiwi	2000 Value	Rocky Mount.	Market	Sacramento	Dry Creek	2001 Value	Camelot
	Center, LLC	Assoc, LLC	Fund, LLC	Exchange, LLC	Centre, LLC	Corp Ctr, LLC	Centre, LLC	Fund, LLC	Plaza, LLC

Gross Revenues	$891,885	$286,597	$203,398	$558,738	$419,283	$2,438,958	$989,812	$932,949	$484,342
Profit on Sale of Properties	—	2,072,514	—	—	—	—	—	181,367	—
Less: Operating Expenses	304,391	124,055	304,533	177,620	364,615	819,331	129,009	476,148	138,514
Owners Expenses	5,190	55,789	—	8,885	1,595	15,873	4,542	105,312	4,437
Interest Expense	316,436	111,469	—	146,674	—	909,011	311,014	266,820	105,084
Depreciation & Amortization	106,088	474,639	24	91,314	77,196	363,194	145,500	220,377	90,768

Net Income — Tax Basis	159,780	1,593,159	(101,159)	134,245	(24,123)	331,549	399,747	45,659	145,539

Taxable Income From:
Operations	159,780	(479,355)	(101,159)	134,245	(24,123)	331,549	399,747	(135,708)	145,539
Gain on Sale	—	2,072,514	—	—	—	—	—	181,367	—
Cash Generated From:
Operations	265,868	57,324	(101,135)	225,559	53,073	694,743	545,247	84,669	236,307
Sales	—	2,824,381	—	—	—	—	—	588,766	—
Refinancing	—	—	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	265,868	2,881,705	(101,135)	225,559	53,073	694,743	545,247	673,435	236,307
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	26,527	11,318	—	—	—	89,079	39,292	33,050	128,388

Cash Generated From Operations, Sales & Refinancing	239,341	2,870,387	(101,135)	225,559	53,073	605,664	505,955	640,385	107,919
Less: Cash Distributions to Investors From:
Operating Cash Flow	131,130	38,296	—	56,738	—	480,000	145,833	51,619	102,000
Sales & Refinancing	—	2,824,381	231,000	—	—	—	—	333,112	—
Other (return of capital)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	108,211	7,710	(332,135)	168,821	53,073	125,664	360,122	255,654	5,919
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$108,211	$7,710	$(332,135)	$168,821	$53,073	$125,664	$360,122	$255,654	$5,919

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$48.74	$(178.77)	$(21.00)	$50.28	$(18.14)	$27.63	$114.21	$(12.35)	$60.64
— from recapture	—	—	—	—	—	—	—	—	—
Capital Gain (Loss)	—	772.94	—	—	—	—	—	16.50	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	—	—	—	13.80	—
Sources (on Cash basis)
— Sales	—	1,053.34	47.96	—	—	—	—	16.50	—
— Refinancing	—	—	—	—	—	—	—	—	—
— Operations	$40.00	$14.28	$—	$21.25	$—	$40.00	$41.67	$4.70	$42.50

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
For the Six Months Ending June 30, 2003

	NNN	NNN	NNN	NNN LV	NNN	NNN	NNN	NNN	NNN
	Washington	Reno	One Gateway	1900 Aerojet	Timberhills	Addison	County Center	City Center	Arapahoe II,
	Square, LLC	Trademark, LLC	Plaza, LLC	Way, LLC	Shop Ctr, LLC	Com Ctr, LLC	Drive, LLC	West ‘B’, LLC	LLC

Gross Revenues	$488,374	$246,546	$1,141,212	$300,298	$641,500	$605,957	$327,525	$1,080,196	$576,981
Profit on Sale of Properties	—	—	—	—	—	—	—	—	—
Less: Operating Expenses	67,079	9,766	398,699	76,446	123,366	359,950	65,353	58,985	197,560
Owners Expenses	7,644	12,395	3,770	2,333	8,488	13,259	5,852	900	4,830
Interest Expense	185,630	73,958	403,031	134,291	275,513	280,812	126,095	569,959	179,653
Depreciation & Amortization	81,459	51,499	156,000	57,225	112,000	122,322	61,450	250,273	95,600

Net Income — Tax Basis	146,562	98,928	179,712	30,003	122,133	(170,386)	68,775	200,079	99,338

Taxable Income From:
Operations	146,562	98,928	179,712	30,003	122,133	(170,386)	68,775	200,079	99,338
Gain on Sale	—	—	—	—	—	—	—	—	—
Cash Generated From:
Operations	228,021	150,427	335,712	87,228	234,133	(48,064)	130,225	450,352	194,938
Sales	—	—	—	—	—	—	—	—	—
Refinancing	—	—	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	228,021	150,427	335,712	87,228	234,133	(48,064)	130,225	450,352	194,938
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	21,738	12,495	51,343	16,598	34,188	36,400	36,109	60,375	37,576

Cash Generated From Operations, Sales & Refinancing	206,283	137,932	284,369	70,630	199,945	(84,464)	94,116	389,977	157,362
Less: Cash Distributions to Investors From:
Operating Cash Flow	120,000	110,326	188,888	80,000	148,000	48,667	123,750	328,000	161,042
Sales & Refinancing	—	—	—	—	—	—	—	—	—
Other (return of capital)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	86,283	27,606	95,481	(9,370)	51,945	(133,131)	(29,634)	61,977	(3,680)
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$86,283	$27,606	$95,481	$(9,370)	$51,945	$(133,131)	$(29,634)	$61,977	$(3,680)

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$48.85	$35.87	$42.81	$15.00	$33.05	$(46.68)	$22.01	$24.40	$24.83
— from recapture	—	—	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	—	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	—	—
— Operations	$40.00	$40.00	$45.00	$40.00	$40.05	$13.33	$39.60	$40.00	$40.26

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
For the Six Months Ending June 30, 2003

	NNN	NNN	NNN	NNN	NNN	NNN	NNN	NNN
	City Center	Titan Bldg. &	Pacific Corporate	North Reno	Brookhollow	1397 Galleria	Bryant Ranch	4241 Bowling
	West ‘A’, LLC	Plaza, LLC	Park 1, LLC	Plaza, LLC	LLC	Drive, LLC	LLC	Green, LLC

Gross Revenues	$157,727	$470,524	$530,134	$516,058	$1,223,918	$192,172	$612,312	$465,039
Profit on Sale of Properties	—	—	418,594	—	—	—	—	—
Less: Operating Expenses	56,138	262,711	254,293	155,554	449,855	52,883	161,073	211,557
Owners Expenses	992	6,438	22,853	12,514	8,497	9,658	27,751	5,586
Interest Expense	45,383	77,304	124,542	198,269	336,010	68,255	210,554	99,710
Depreciation & Amortization	28,305	68,357	133,088	96,514	188,345	47,800	105,809	68,589

Net Income — Tax Basis	26,909	55,714	413,952	53,207	241,211	13,576	107,125	79,597

Taxable Income From:
Operations	26,909	55,714	(4,642)	53,207	241,211	13,576	107,125	79,597
Gain on Sale	—	—	418,594	—	—	—	—	—
Cash Generated From:
Operations	55,214	124,072	169,815	149,721	429,556	61,376	212,934	148,186
Sales	—	—	883,148	—	—	—	—	—
Refinancing	—	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	55,214	124,072	1,052,963	149,721	429,556	61,376	212,934	148,186
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	10,225	20,518	—	28,856	56,768	16,774	75,500	26,762

Cash Generated From Operations, Sales & Refinancing	44,989	103,554	1,052,963	120,865	372,788	44,602	137,434	121,424
Less: Cash Distributions to Investors From:
Operating Cash Flow	46,787	88,792	169,815	110,000	262,000	72,586	200,000	114,000
Sales & Refinancing	—	—	748,265	—	—	—	—	—
Other (return of capital)	2,725	—	—	—	—	5,414	—	—

Cash Generated (Deficiency) after Cash Distributions	(4,523)	14,762	134,883	10,865	110,788	(33,398)	(62,566)	7,424
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(4,523)	$14,762	$134,883	$10,865	$110,788	$(33,398)	$(62,566)	$7,424

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$21.74	$25.10	$(0.80)	$19.35	$36.83	$6.96	$21.42	$27.93
— from recapture	—	—	72.17	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—	—
— Return of Capital	2.20	—	—	—	—	2.78	—	—
Sources (on Cash basis)
— Sales	—	—	129.01	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—	—
— Operations	$37.80	$40.00	$29.28	$40.00	$40.00	$37.22	$40.00	$40.00

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
For the Six Months Ending June 30, 2003

	NNN	NNN	NNN	NNN		NNN	NNN
	Wolf Pen	Alamosa Plaza,	Saddleback,	Kahana	NNN Springtown	Congress Center	Park Sahara,
	Plaza, LLC	LLC	LLC	Gateway, LLC	Mall, DST	LLC	LLC

Gross Revenues	$1,005,520	$992,697	$594,660	$1,292,218	$503,274	$2,909,532	$520,317
Profit on Sale of Properties	—	—	—	—	—	—	—
Less: Operating Expenses	333,004	139,914	231,194	402,111	77,971	1,127,661	111,063
Owners Expenses	9,054	16,727	12,485	41,115	59,767	128,765	25,410
Interest Expense	395,306	418,363	150,719	349,038	119,230	922,438	121,147
Depreciation & Amortization	171,400	196,200	126,240	237,860	72,415	1,000,085	80,707

Net Income — Tax Basis	96,756	221,493	74,022	262,094	173,891	(269,417)	181,990

Taxable Income From:
Operations	96,756	221,493	74,022	262,094	173,891	(269,417)	181,990
Gain on Sale	—	—	—	—	—	—	—
Cash Generated From:
Operations	268,156	417,693	200,262	499,954	246,306	730,669	262,698
Sales	—	—	—	—	—	—	—
Refinancing	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	268,156	417,693	200,262	499,954	246,306	730,669	262,698
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	65,003	75,112	63,450	58,557	22,574	—	26,459

Cash Generated From Operations, Sales & Refinancing	203,153	342,581	136,812	441,397	223,732	730,669	236,239
Less: Cash Distributions to Investors From:
Operating Cash Flow	220,000	266,000	154,632	257,044	90,950	584,790	82,550
Sales & Refinancing	—	—	—	—	—	—	—
Other (return of capital)	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	(16,847)	76,581	(17,820)	184,353	132,782	145,879	153,689
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$(16,847)	$76,581	$(17,820)	$184,353	$132,782	$145,879	$153,689

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$17.59	$33.31	$19.15	$32.20	$68.19	$(7.48)	$36.74
— from recapture	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—
— Operations	$40.00	$40.00	$40.00	$31.58	$35.67	$16.23	$16.67

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
For the Six Months Ending June 30, 2003

	NNN		NNN		NNN
	Parkwood	NNN	Parkway	NNN	1851 E. First	NNN	NNN
	Complex,	Beltline-Royal	Towers,	Buschwood,	Street,	Netpark,	602 Sawyer,
	LLC	Ridge, LLC	LLC	LLC	LLC	LLC	LLC

Gross Revenues	$1,832,991	$218,079	$291,058	$283,015	$299,827	$199,939	$105,990
Profit on Sale of Properties	—	—	—	—	—	—	—
Less: Operating Expenses	430,483	28,834	77,372	88,491	25,677	(25,091)	2,725
Owners Expenses	29,221	27,235	(87)	4,401		—	—
Interest Expense	412,185	62,459	30,250	54,375	—	—	5,119
Depreciation & Amortization	261,326	50,562	94,343	69,100	68,504	21,855	17,550

Net Income — Tax Basis	699,776	48,989	89,180	66,648	205,646	203,175	80,596

Taxable Income From:
Operations	699,776	48,989	89,180	66,648	205,646	203,175	80,596
Gain on Sale	—	—	—	—	—	—	—
Cash Generated From:
Operations	961,102	99,551	183,523	135,748	274,150	225,030	98,146
Sales	—	—	—	—	—	—	—
Refinancing	—	—	—	—	—	—	—

Cash Generated From Operations, Sales & Refinancing
Before Additional Cash Adjustments	961,102	99,551	183,523	135,748	274,150	225,030	98,146
Additional Cash Adjustments
Less: Monthly Mortgage Principal Repayments	—	11,505	5,651	8,100	—	—	—

Cash Generated From Operations, Sales & Refinancing	961,102	88,046	177,872	127,648	274,150	225,030	98,146
Less: Cash Distributions to Investors From:
Operating Cash Flow	257,708	58,717	16,675	45,944	—	—	—
Sales & Refinancing	—	—	—	—	—	—	—
Other (return of capital)	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions	703,394	29,329	161,197	81,704	274,150	225,030	98,146
Less: Special Items (not including Sales & Refinancing)	—	—	—	—	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$703,394	$29,329	$161,197	$81,704	$274,150	$225,030	$98,146

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations	$93.65	$10.91	$13.28	$20.83	$10.03	$4.29	$17.15
— from recapture	—	—	—	—	—	—	—
Capital Gain (Loss)	—	—	—	—	—	—	—
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income	—	—	—	—	—	—	—
— Return of Capital	—	—	—	—	—	—	—
Sources (on Cash basis)
— Sales	—	—	—	—	—	—	—
— Refinancing	—	—	—	—	—	—	—
— Operations	$34.49	$13.08	$2.48	$14.36	$—	$—	$—

TABLE III — REVISED
OPERATING RESULTS OF PRIOR PROGRAMS BY YEAR (Unaudited)
PRIVATE PROGRAMS
For the Six Months Ending June 30, 2003

		Total	Total Without
		Affiliated	Affiliated
	Total All	Program	Program
	Programs	Ownership	Ownership

Gross Revenues	$39,163,442	$1,372,923	$37,790,520
Profit on Sale of Properties	8,239,813	158,777	8,081,036
Less: Operating Expenses	13,428,605	489,485	12,939,121
Owners Expenses	1,738,256	54,721	1,683,535
Interest Expense	12,983,700	390,626	12,593,074
Depreciation & Amortization	7,673,463	421,659	7,251,805

Net Income — Tax Basis	11,579,231	175,210	11,404,022

Taxable Income From:
Operations	3,339,418	16,433	3,322,986
Gain on Sale	8,239,813	158,777	8,081,036
Cash Generated From:
Operations	11,037,210	453,781	10,583,429
Sales	14,095,031	334,987	13,760,044
Refinancing	220,998	—	220,998

Cash Generated From Operations, Sales & Refinancing Before Additional Cash Adjustments	25,353,239	788,768	24,564,471
Additional Cash Adjustments Less: Monthly Mortgage Principal Repayments	1,735,419	5,777	1,729,642

Cash Generated From Operations, Sales & Refinancing	23,617,820	782,991	22,834,829
Less: Cash Distributions to Investors From:
Operating Cash Flow	6,868,775	320,394	6,548,381
Sales & Refinancing	11,594,895	283,824	11,311,071
Other (return of capital)	36,778	—	36,778

Cash Generated (Deficiency) after Cash Distributions	5,117,372	178,773	4,938,599
Less: Special Items (not including Sales & Refinancing)	—	—	—

Cash Generated (Deficiency) after Cash Distributions and Special Items	$5,117,372	$178,773	$4,938,599

Tax and Distribution Data Per $1,000 Invested
Federal Income Tax Results:
Ordinary Income (Loss)
— from operations
— from recapture
Capital Gain (Loss)
Cash Distributions to Investors
Sources (on Tax basis)
— Investment Income
— Return of Capital
Sources (on Cash basis)
— Sales
— Refinancing
— Operations

TABLE IV
RESULTS OF COMPLETED PROGRAMS (Unaudited)
Period Ending June 30, 2003
None.

TABLE V — REVISED
SALES OR DISPOSITIONS OF PROPERTIES (Unaudited)
EXPLANATION OF DIFFERENCES — PUBLIC PROGRAMS
June 30, 2003
      This table should be read together with the Prior Performance Summary in Appendix A.
      Although changes occur in individual categories for each property reflected in the Sales and Disposals of Properties in Table V, there are the following two significant differences.
      First, the historical table presented 100% of the property-level amounts for each category for the Seguin Corners and Plaza Del Rey properties held by T REIT, Inc. Because T REIT, Inc. had a 26% ownership interest in Seguin Corners and 16.5% ownership interest in Plaza Del Rey, the revised table reflects only the portion of the amounts attributable to T REIT, Inc.’s actual percentage ownership.
      Finally, the historical table overstated the Gain on Sale of Investment for another T REIT, Inc. property, Northstar Crossing. The historical tables had a gain of $24,000. The revised tables reflect a loss on the sale of $191,000. The reduction in gain of $215,000 is due primarily to an understatement of Total Acquisition Costs, Capital Improvements Closing & Soft Costs in the historical tables.

TABLE V — REVISED
SALES OR DISPOSALS OF PROPERTIES (Unaudited)
PUBLIC PROGRAMS
June 30, 2003

								Cost of Properties Including
			Selling Price, Net of Closing Costs & GAAP Adjustments					Closing & Soft Costs

									(3)				Excess
			(2)						Total				(Deficiency)
			Cash						Acquisition				of Property
			Received		Purchase	Adjustments		(3)	Costs, Capital				Operating
		(1)	Net of	Mortgage	Mortgage	Resulting from		Original	Improvements		Gain on		Cash Receipts
	Date	Date	Closing	Balance at	Taken Back	Application		Mortgage	Closing &		Sale of		over Cash
Property	Acquired	of Sale	Costs	Time of Sale	by Program	of GAAP	Total	Financing	Soft Costs	Total	Investment		Expenditures

Christie Street, Lufkin, TX	Sep-00	Nov-01	$3,001	$734,726	$595,000	N/A	$1,332,726	$750,000	$759,726	$1,509,726	$(177,000	)(4)	N/A
Seguin Corners(5)	Nov-00	Aug-02	$192,000	$440,000	N/A	N/A	$632,000	$142,000	$386,000	$528,000	$104,000		N/A
Plaza Del Rey(6)	Nov-00	Sep-02	$197,000	$814,000	N/A	N/A	$1,011,000	$659,000	$282,000	$941,000	$70,000		N/A
Titan Land	Apr-02	Oct-02	$111,000		N/A	N/A	$111,000		$76,000	$76,000	$35,000		N/A
Northstar Crossing	Oct-00	Jan-03	$1,015,000	$2,867,000	N/A	N/A	$3,882,000	$2,695,000	$1,378,000	$4,073,000	$(191,000)		N/A

(1)	No sales were to affiliated parties.

(2)	Net cash received plus assumption of certain liabilities by buyer.

(3)	Does not include pro-rata share of original offering costs.

(4)	After a $50,000 real estate commission refund from the Advisor.

(5)	Represents results only for T REIT’s 26% tenant in common interest

(6)	Represents results only for T REIT’s 16.5% tenant in common interest.

TABLE V — REVISED
SALES OR DISPOSALS OF PROPERTIES (Unaudited)
EXPLANATION OF DIFFERENCES — PRIVATE PROGRAMS
June 30, 2003
      This table should be read together with the Prior Performance Summary in Appendix A.
      Although changes occur in individual categories for each property reflected in the Sales and Disposals of Properties in Table V, there are the following three significant differences.
      First, the historical table presented 100% of the property-level amounts for each category for the Barstow Road Center property held by Telluride Barstow, LLC and the Bowling Green Business Park property owned by NNN 2000 Value Fund, LLC. Because these programs actually owned less than 100% of these properties, the revised table reflects only the portion of the amounts attributable to the programs’ respective percentage ownerships.
      Second, when loaning funds for the acquisition of real estate secured by debt, a lender will often agree to a certain loan amount but hold back a portion of the proceeds to be used by the borrower for future leasing and capital costs. Five programs in the historical table listed as the Original Mortgage Financing the full loan amount when less than the full amount of the loan was advanced at the time of acquisition. Because the programs may not ultimately use the funds held back by the lender, the revised table has been adjusted to reflect only the net amount of loan proceeds received at the time of initial funding, not including any lender holdbacks. These adjustments are largely offset in the revised table by corresponding changes to Total Acquisition Costs, Capital Improvements and Closing and Soft Costs. While the net impact of reallocating amounts between these two categories is negligible, the individual categories present more significant differences.
      Finally, the historical table overstated the Gain on Sale of Investment for Palm Court, a property owned by NNN Fund VIII, LLC, by $2,165,000 due primarily to an overstatement in the historical tables of the Mortgage Balance at Time of Sale of $1,351,000 and an understatement of Costs of Properties including Closing and Soft Costs of $691,000. This has been corrected in the revised table.

TABLE V — REVISED
SALES OR DISPOSALS OF PROPERTIES (Unaudited)
PRIVATE PROGRAMS
June 30, 2003

								Cost of Properties Including
			Selling Price, Net of Closing Costs & GAAP Adjustments					Closing & Soft Costs
												(4)
									(3)			Excess
			(2)						Total			(Deficiency)
			Cash						Acquisition			of Property
			Received		Purchase	Adjustments		(3)	Costs, Capital			Operating
		(1)	Net of	Mortgage	Mortgage	Resulting from		Original	Improvements		Gain on	Cash Receipts
	Date	Date	Closing	Balance at	Taken Back	Application		Mortgage	Closing &		Sale of	over Cash
Property	Acquired	of Sale	Costs	Time of Sale	by Program	of GAAP	Total	Financing	Soft Costs	Total	Investment	Expenditures

Huron Mall, Huron, SD	Mar-99	Apr-00	$2,069,914	$1,162,623	N/A	N/A	$3,232,537	$1,170,000	$727,530	$1,897,530	$1,335,007	N/A
Crossroads Shopping Center, Kona, HI	Jul-99	Aug-00	$3,797,353	$11,270,744	N/A	N/A	$15,068,097	$11,396,698	$2,940,548	$14,337,246	$730,851	N/A
Village Fashion Center, Wichita, KS	Jun-99	Mar-02	$3,947,510	$6,935,625	N/A	N/A	$10,883,135	$7,200,000	$2,339,266	$9,539,266	$1,343,869	$242,611
Bryant Ranch Shopping Center, Yorba Linda, CA(6)	Dec-98	Sep-02	$3,447,009	$7,041,207	N/A	N/A	$10,488,216	$7,000,000	$2,368,268	$9,368,268	$1,119,948	N/A
Bowling Green Business Park, Sacramento, CA(7)	Dec-00	Oct-02	$5,181,976	$9,672,100	N/A	N/A	$14,854,076	$9,792,900	$3,941,409	$13,734,309	$1,119,767	$(103,922)
Phelan Village Shopping Center, Phelan, CA	Oct-98	Dec-02	$1,592,615	$3,464,414	N/A	N/A	$5,057,029	$3,625,000	$1,276,583	$4,901,583	$155,446	N/A
Orange Street Plaza, Redlands, CA	Jul-00	Feb-03	$2,656,381	$7,400,000	N/A	N/A	$10,056,381	$6,500,000	$2,146,956	$8,646,956	$1,409,425	$(745,386)
Barstow Road Center, Barstow, CA	May-98	Feb-03	$1,444,131	$2,743,242	N/A	N/A	$4,187,373	$2,871,000	$1,481,875	$4,352,875	$(165,502)	$208,647
Palm Court at Empire Center, Fontana, CA	Aug-99	May-03	$5,449,605	$7,045,741	N/A	N/A	$12,495,346	$6,522,500	$4,167,794	$10,690,294	$1,805,052	$113,905

(1)	No sales were to affiliated parties except as noted below.

(2)	Net cash received plus assumption of certain liabilities by buyer.

(3)	Does not include pro-rata share of original offering costs.

(4)	Includes add back of monthly principal reductions during the operating cycle (see Table III) as total cost includes balance of Original Mortgage Financing

(5)	This property was sold to an affiliated party.

(6)	A portion of this property was sold to an affiliated party.

*	Partial sales of the Pacific Corporate Park, White Lakes Mall and the Moreno property have occurred; however, a portion of the original acquisitions still remain in the program. No reporting of these sales will occur until the entire original acquisition has been disposed of in order to obtain a true picture of over-all performance.